Exhibit 99.9

                      Principal Primary Servicing Agreement

         --------------------------------------------------------------

                           PRIMARY SERVICING AGREEMENT

                             Dated as of May 1, 2007


         --------------------------------------------------------------

                              CAPMARK FINANCE INC.,
                           as Capmark Master Servicer,

                        PRINCIPAL GLOBAL INVESTORS, LLC,
                              as Primary Servicer,

                      TO BE ENTERED INTO IN CONNECTION WITH

                  THAT CERTAIN POOLING AND SERVICING AGREEMENT

                             Dated as of May 1, 2007

                                      among

                         MORGAN STANLEY CAPITAL I INC.,
                                  as Depositor,

                              CAPMARK FINANCE INC.,
                           as Capmark Master Servicer,

                        PRUDENTIAL ASSET RESOURCES, INC.,
                         as Prudential Master Servicer,

                     WELLS FARGO BANK, NATIONAL ASSOCIATION,
                         as Wells Fargo Master Servicer,

                           CENTERLINE SERVICING INC.,
                              as Special Servicer,

            THE BANK OF NEW YORK TRUST COMPANY, NATIONAL ASSOCIATION
                                   as Trustee

                                       and

                       LASALLE BANK NATIONAL ASSOCIATION,
   as Paying Agent, Custodian, Certificate Registrar and Authenticating Agent

                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2007-IQ14


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                                TABLE OF CONTENTS



                                    ARTICLE I

                                   DEFINITIONS

                                   ARTICLE II

                                PRIMARY SERVICING

Section 2.1   Primary Servicing.................................................
Section 2.2   Standard of Care..................................................
Section 2.3   Compensation and Other Payments to the Primary Servicer...........
Section 2.4   Primary Servicer Representations and Warranties...................

                                   ARTICLE III

                           DOCUMENTS AND OTHER MATTERS

Section 3.1   Segregation of Mortgage Loan Documents............................
Section 3.2   Access to Documents; Provision of Certain Information.............

                                   ARTICLE IV

                       CAPMARK MASTER SERVICER ASSISTANCE

Section 4.1   Capmark Master Servicer Assistance................................
Section 4.2   Specially Serviced Mortgage Loans.................................

                                    ARTICLE V

                      ADDITIONAL PRIMARY SERVICER COVENANTS

Section 5.1   Notice of Litigation..............................................
Section 5.2   No Personal Solicitation..........................................
Section 5.3   Fidelity Bond and Errors and Omissions Insurance Policy...........
Section 5.4   Primary Servicer's Financial Statements and Related Information...
Section 5.5   No Advancing......................................................
Section 5.6   REMIC Compliance..................................................
Section 5.7   Inspection Rights.................................................
Section 5.8   Authorized Officer................................................
Section 5.9   Additional Reports................................................
Section 5.10  Prepayment Interest Shortfalls and Excesses.......................
Section 5.11  Consents..........................................................
Section 5.12  Quarterly Servicing Accounts Reconciliation Certification.........
Section 5.13  Exchange Act Reports; Annual Compliance Documents.................

                                   ARTICLE VI

                     PRIMARY SERVICER DEFAULT; TERMINATION;
                          POST-TERMINATION OBLIGATIONS

Section 6.1   Primary Servicer Default..........................................
Section 6.2   Termination.......................................................
Section 6.3   Post-Termination Obligations......................................
Section 6.4   Additional Termination............................................

                                   ARTICLE VII

                                 SUBCONTRACTORS

                                  ARTICLE VIII

            PRIMARY SERVICER TO HOLD PROPERTY FOR THE MASTER SERVICER

                                   ARTICLE IX

                                 INDEMNIFICATION

Section 9.1   Primary Servicer's Indemnity......................................
Section 9.2   Master Servicer's Indemnity.......................................

                                    ARTICLE X

                                  MISCELLANEOUS

Section 10.1  Severability......................................................
Section 10.2  Rights Cumulative; Waivers........................................
Section 10.3  Headings..........................................................
Section 10.4  Construction......................................................
Section 10.5  Assignment........................................................
Section 10.6  Prior Understandings..............................................
Section 10.7  Integrated Agreement..............................................
Section 10.8  Counterparts......................................................
Section 10.9  Governing Laws....................................................
Section 10.10 Notices 54
Section 10.11 Amendment.........................................................
Section 10.12 Other 55
Section 10.13 Benefits of Agreement.............................................


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            This PRIMARY SERVICING AGREEMENT, dated and effective as of May 1,
2007, by and between PRINCIPAL GLOBAL INVESTORS, LLC (in the capacity of primary servicer, the "Primary Servicer") and CAPMARK FINANCE INC., acting solely in its capacity as Capmark Master Servicer under the Pooling and Servicing Agreement (the "Capmark Master Servicer").

            WHEREAS, Morgan Stanley Capital I Inc., as Depositor, the Capmark Master Servicer, Prudential Asset Resources, Inc., as Prudential Master Servicer, Wells Fargo Bank, National Association, as Wells Fargo Master Servicer, Centerline Servicing Inc., as the Special Servicer, The Bank of New York Trust Company, National Association, as Trustee, and LaSalle Bank National Association, as Paying Agent, Custodian, Certificate Registrar and Authenticating Agent have entered into a Pooling and Servicing Agreement, dated as of May 1, 2007, relating to the Commercial Mortgage Pass-Through Certificates, Series 2007-IQ14 (as amended, from time to time, the "Pooling and Servicing Agreement"), a copy of which is attached hereto as Exhibit A; and

            WHEREAS, the Capmark Master Servicer desires that the Primary Servicer act as Primary Servicer with respect to the Mortgage Loans listed on
Schedule I hereto and provide, on behalf of the Capmark Master Servicer, the necessary servicing of such Mortgage Loans performed in a manner consistent with the Servicing Standard and in a manner consistent with this Agreement and the Pooling and Servicing Agreement from the Closing Date until this Agreement is terminated in accordance herewith;

            NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the Primary Servicer and the Capmark Master Servicer hereby agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

            As used in this Agreement, the following terms shall have the meanings set forth below. Capitalized terms used and not defined herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement, provided, however, that terms whose meanings are ascribed in the Pooling and Servicing Agreement and by the provisions thereof pertain to one or more Mortgage Loans that are the subject of the Pooling and Servicing Agreement shall be construed for purposes of this Agreement to pertain to the related Mortgage Loan(s) that are the subject of this Agreement.

            "A/B Intercreditor Agreement": With respect to an A/B Mortgage Loan, the related co-lender agreement, by and between the holder of the related Mortgage Loan and the holder of the related B Note, setting forth the relative rights of such holders, as the same may be further amended from time to time in accordance with the terms thereof.

            "A/B Mortgage Loan": Any A/B Mortgage Loan or any Mortgage Loan serviced under this Agreement that is divided into a senior mortgage note and a subordinated mortgage note, which senior mortgage note is included in the IQ14 Trust. There are no A/B Mortgage Loans relating to this Agreement.

            "ABS Issuing Entity": Each trust or entity that has issued asset-backed securities that directly or indirectly evidence interests in or are secured by a pledge of one or more mortgage loans serviced hereunder (regardless of whether such mortgage loan constitutes a "Mortgage Loan" under the other provisions of this Agreement), it being understood that the IQ14 Trust constitutes an ABS Issuing Entity.

            "Aggregate Servicing Fee": The Primary Servicing Fee and the Excess Servicing Fee.

            "Agreement": This Primary Servicing Agreement, as modified, amended and supplemented from time to time, including all exhibits, schedules and addenda hereto.

            "Annual Statement and Rent Roll Reporting": Copies of quarterly and annual financial statements and rent rolls collected with respect to the Mortgaged Properties securing the Mortgage Loans and A/B Mortgage Loans, to be made available, within thirty (30) days following receipt thereof by the Primary Servicer, to the Capmark Master Servicer (and, with respect to an A/B Mortgage Loan, the holder of the B Note, if required by the applicable A/B Intercreditor Agreement), the Operating Adviser, and, to any of the following Persons upon written notification from Capmark Master Servicer of a request for such information and the identity and address of the requesting Person requesting: the Rating Agencies, the Special Servicer, or the Trustee.

            "Applicable Depositor": The depositor with respect to an ABS Issuing Entity other than the IQ14 Trust.

            "B Note": With respect to any A/B Mortgage Loan, the related subordinated mortgage note not included in the IQ14 Trust, which is subordinated in right of payment to the related A Note to the extent set forth in the related A/B Intercreditor Agreement. There are no B Notes relating to this Agreement.

            "Capmark Master Servicer Servicing Documents": A copy of the documents contained in the Mortgage File for the Mortgage Loans and any A/B Mortgage Loans.

            "Category 1 Consent Aspect": A condition, term or provision of a Category 1 Request that requires, or specifies a standard of consent, or approval of the applicable mortgagee under the Mortgage Loan Documents, but shall explicitly exclude any such conditions, terms or provisions enumerated in
(a) an escrow or reserve agreement for disbursements made from an escrow or reserve account or an extension of time to complete repairs, replacements or improvements in accordance with the terms and conditions set forth in Exhibit B-2(c); (b) an assignment and assumption request covered under Section A.1.(c)(ii) of Exhibit B-2(c) of this Agreement; (c) an additional lien, monetary encumbrance or mezzanine financing request covered under Section A.1.(c)(iii) of Exhibit B-2(c) of this Agreement; or (d) a defeasance request covered under Section A.1.(c)(i) of Exhibit B-2(c) of this Agreement.

            "Category 1 Request": As defined in the Post Closing Matters Description in Exhibit B-2(a).

            "Category 2 Request": As defined in the Post Closing Matters Description in Exhibit B-2(a).

            "Category 3 Request": As defined in the Post Closing Matters Description in Exhibit B-2(a).

            "CMSA Comparative Financial Status Report": A report which is one element of the supplemental reports of the CMSA Investor Reporting Package, the form of which is set forth in the Pooling and Servicing Agreement.

            "CMSA Delinquent Loan Status Report": A report which is one element of the supplemental reports of the CMSA Investor Reporting Package, the form of which is set forth in the Pooling and Servicing Agreement.

            "CMSA Financial File": A report which is one element of the CMSA Investor Reporting Package, the form of which is set forth in the Pooling and Servicing Agreement.

            "CMSA Historical Liquidation Report": A report which is one element of the supplemental reports of the CMSA Investor Reporting Package, the form of which is set forth in the Pooling and Servicing Agreement.

            "CMSA Historical Loan Modification Report": A report which is one element of the supplemental reports of the CMSA Investor Reporting Package, the form of which is set forth in the Pooling and Servicing Agreement.

            "CMSA Investor Reporting Package": The Commercial Mortgage Securities Association Investor Reporting Package, the form of which is set forth in the Pooling and Servicing Agreement.

            "CMSA Loan Level Reserve/LOC Report": A report which is one element of the supplemental reports of the CMSA Investor Reporting Package, the form of which set forth in the Pooling and Servicing Agreement.

            "CMSA Loan Periodic Update File": A report which is one element of the CMSA Investor Reporting Package, the form of which is set forth in the Pooling and Servicing Agreement.

            "CMSA Loan Setup File": A report which is one element of the CMSA Investor Reporting Package, the form of which is set forth in the Pooling and Servicing Agreement.

            "CMSA Operating Statement Analysis Report": A report which is one element of the CMSA Investor Reporting Package, the form of which is set forth in the Pooling and Servicing Agreement.

            "CMSA Property File": A report which is one element of the CMSA Investor Reporting Package, the form of which is set forth in the Pooling and Servicing Agreement.

            "CMSA Quarterly Financial File": A report which is one element of the CMSA Investor Reporting Package, the form of which is set forth in the Pooling and Servicing Agreement.

            "CMSA REO Status Report": A report which is one element of the supplemental reports of the CMSA Investor Reporting Package, the form of which is set forth in the Pooling and Servicing Agreement.

            "CMSA Servicer Watch List": A report which is one element of the supplemental reports of the CMSA Investor Reporting Package, the form of which is set forth in the Pooling and Servicing Agreement.

            "Day One Report": With respect to each Mortgage Loan and A/B Mortgage Loan, a statement in the form of Exhibit B-1(f) setting forth the scheduled payments of interest and principal and the amount of any unanticipated prepayments of which the Primary Servicer has received notice, indicating the Mortgage Loan or A/B Mortgage Loan and on account of what type of payment such amount is to be applied on behalf of the related Mortgagor.

            "Deemed Category 1 Request": With respect to an A/B Mortgage Loan, a Category 2 Request shall, for purposes of this Agreement, be deemed to be a Category 1 Request and shall be processed, as such, by the Primary Servicer.

            "Distribution Date": With respect to the IQ14 Trust, as defined in the Pooling and Servicing Agreement. With respect to any other ABS Issuing Entity (as the context requires), the monthly date on which distributions are made on the related certificates under the related pooling and servicing agreement.

            "Escrow Status Report": A brief statement to be delivered to the Persons designated in Section 5.1(g) of the Pooling and Servicing Agreement and with respect to an A/B Mortgage Loan, the holder of the B Note, if required by the applicable A/B Intercreditor Agreement, within twenty (20) days following the first anniversary of the Closing Date, for each of the Mortgage Loans included on Schedule VII of the Pooling and Servicing Agreement (and related B Notes), about the status of the work or project based upon the most recent information provided by the applicable Mortgagor.

            "Excess Servicing Fee": For each calendar month, as to each Mortgage Loan, the portion of the related Excess Servicing Fee Rate applicable to such month (determined in the same manner as the applicable Mortgage Rate determined for such Mortgage Loan for such month) multiplied by the Scheduled Principal Balance of such Mortgage Loan immediately before the Due Date occurring in such month, but prorated for the number of days during the calendar month for such Mortgage Loan for which interest actually accrues on such Mortgage Loan and only from collections on such Mortgage Loan.

            "Excess Servicing Fee Rate": The rate of 0.0% per annum with respect to each Mortgage Loan.

            "IQ14 Trust": The trust established under the Pooling and Servicing Agreement.

            "Lease": A lease, proposed lease, or amendment, modification, restatement, extension or termination of a lease, in each case of space and any other ancillary and associated rights in a building or on the real estate constituting all or a portion of a Mortgaged Property.

            "Mandatory Prepayment Date Assumption": The assumption set forth in Exhibit B (Servicing Proposal) to the PCFII Servicing Rights Purchase Agreement to the effect that, except as disclosed to the Master Servicer, no Mortgage Loan under such agreement has terms under which it may be paid off, in whole or in part, on a date other than a due date or maturity date (including during open periods) without payment of a full month of interest.

            "Master Servicer": As defined in the preamble to this Agreement.

            "Materiality Determination": With respect to a Category 1 Request, the determination by Primary Servicer, exercised in good faith using the Servicing Standard set forth in the Pooling and Servicing Agreement, whether a Category 1 Consent Aspect is material and should be referred to the Special Servicer for consent in accordance with this Agreement and the Pooling and Servicing Agreement.

            "Mortgage Loan": A Mortgage Note secured by a Mortgage, and all amendments and modifications thereto, identified on the schedule attached to this Agreement as Schedule I, as amended from time to time, and conveyed, transferred, sold, assigned to or deposited with the Trustee pursuant to Section
2.1 or Section 2.3 of the Pooling and Servicing Agreement; the term Mortgage Loan shall also include any Defeasance Loan. "Non-Mandatory Prepayment Date Mortgage Loan": As defined in Section 5.10(a) hereof.

            "Mortgage Loan Documents": The Mortgage, the Mortgage Note, together with all other documents evidencing, securing or pertaining to each Mortgage Loan.

            "Officer's Certificate": In the case of the Primary Servicer, a certificate signed by one or more of the Chairman of the Board, any Vice Chairman, the President, or any Executive Vice President, Senior Vice President, Vice President or Assistant Vice President or an employee designated as a Servicing Officer pursuant to this Agreement.

            "Payment and Collection Description": The description of the obligations of the Primary Servicer with respect to collection and remittance of payments on the Mortgage Loans and the A/B Mortgage Loans, as more particularly described in Section 2.1(c) hereof.

            "Payment and Mortgage Loan Status Reports": The reports to be submitted by Primary Servicer to the Capmark Master Servicer with respect to reporting about collection and remittance of payments, delinquencies, status of real estate taxes, status of insurance and status of UCC financing statements for the Mortgage Loans and with respect to an A/B Mortgage Loan, the holder of the B Note, if required by the applicable A/B Intercreditor Agreement, as more particularly described and in the forms attached hereto as Exhibit B-1.

            "POA Notice": As defined in the Post-Closing Matters Description in Exhibit B-2.

            "PCFII Servicing Rights Purchase Agreement": The servicing rights purchase agreement dated May 30, 2007 between Principal Commercial Funding II, LLC, as Seller and Capmark Master Servicer, as Purchaser.

            "Pooling and Servicing Agreement": As defined in the preamble to this Agreement.

            "Post Closing Matters Description": The description of the relative obligations of the Primary Servicer and Capmark Master Servicer with respect to requests from Mortgagors on Mortgage Loans and A/B Mortgage Loans that have not become Defaulted Mortgage Loans, a Specially Serviced Mortgage Loan or one on which a Servicing Transfer Event has occurred, which obligations are more particularly described and set forth on Exhibit B-2.

            "Post Closing Request": As defined in the Post Closing Matters Description in Exhibit B-2(a).

            "Primary Servicer Collection Account": An account, which shall be an Eligible Account, established by Primary Servicer for the purposes set forth in this Agreement, the income and earnings on which shall inure entirely to the benefit of Primary Servicer. The Primary Servicer Collection Account shall be established in the name of "Principal Global Investors, LLC, as Primary Servicer for Capmark Finance, Inc., as Capmark Master Servicer for The Bank of New York Trust Company, as Trustee for the Holders of Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-IQ14."

            "Primary Servicer Default": As defined in Section 6.1 hereof.

            "Primary Servicer Errors and Omissions Insurance Policy": As defined in Section 5.3(a) hereof.

            "Primary Servicer Fidelity Bond": As defined in Section 5.3(a) hereof.

            "Primary Servicer Form 8-K Information Report": As defined in
Section 5.13(c)(i) hereof.

            "Primary Servicer Form 10-D Information Report": As defined in
Section 5.13(c)(ii) hereof.

            "Primary Servicer Form 10-K Information Report": As defined in
Section 5.13(c)(iii) hereof.

            "Primary Servicer Servicing Documents": (a) a copy of the documents contained in the Mortgage File for the Mortgage Loans and A/B Mortgage Loans and
(b) all other servicing documents and records in possession of Primary Servicer that relate to or are used for the servicing of the Mortgage Loans and A/B Mortgage Loans and that are not required to be part of the applicable Mortgage File.

            "Primary Servicing Fee": For each calendar month, as to each Mortgage Loan and each B Note, the portion of the Primary Servicing Fee Rate applicable to such month (determined in the same manner as the applicable Mortgage Rate is determined for such Mortgage Loan for such month) multiplied by the Scheduled Principal Balance of such Mortgage Loan (or the Principal Balance in the case of each B Note) immediately before the Due Date occurring in such month, but prorated for the number of days during the calendar month for such Mortgage Loan for which interest actually accrues on such Mortgage Loan and only from collections on such Mortgage Loan.

            "Primary Servicing Fee Rate": A rate of 0.01% per annum with respect to each Mortgage Loan.

            "Primary Servicing Officer": Any officer or employee of the Primary Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans and A/B Mortgage Loans whose name and specimen signature appear on a list of servicing officers or employees furnished to the Capmark Master Servicer by the Primary Servicer and signed by an officer of the Primary Servicer, as such list may from time to time be amended.

            "Primary Servicing Termination Date": As defined in Section 6.2 hereof.

            "Property Inspection Description": The description of the obligations of the Primary Servicer with respect to inspection of the Mortgaged Properties for each of the Mortgage Loans and the A/B Mortgage Loans as more particularly described in Section 2.1(d) hereof and Exhibit B-3.

            "Reconciliation Certification Date": As defined in Section 5.12 hereof.

            "Regulations": The rules, regulations and policy statements of the Commission as in effect from time to time.

            "Requirements List": As defined in the Post Closing Matters Description in Exhibit B-2.

            "Services": Those activities to be provided by the Primary Servicer for the Servicing of the Mortgage Loans and the A/B Mortgage Loans pursuant to the provisions of this Agreement.

            "Servicing": With respect to any Mortgage Loan and any A/B Mortgage Loan, the right and obligation of the Primary Servicer to administer such Mortgage Loan and any A/B Mortgage Loan in accordance with the provisions hereof.

            "Servicing Documents": The Capmark Master Servicer Servicing Documents and Primary Servicer Servicing Documents.

            "Servicing Standard": With respect to the Primary Servicer, means the standard by which the Primary Servicer shall service and administer the Mortgage Loans and the A/B Mortgage Loans that it is obligated to service and administer pursuant to this Agreement on behalf of the Capmark Master Servicer and in the best interests of and for the benefit of the Certificateholders as a collective whole and, with respect to each B Note, the holder(s) of each such B Note (as determined by the Primary Servicer in its good faith and reasonable judgment), in accordance with applicable law, the terms of this Agreement and the terms of the respective Mortgage Loans and A/B Mortgage Loans and, to the extent consistent with the foregoing, further as follows:

            (a) with the same skill, care and diligence as is normal and usual in its general mortgage servicing and REO property management activities on behalf of third parties or on behalf of itself, whichever is higher, with respect to mortgage loans and REO properties that are comparable to those for which it is responsible hereunder; and

            (b) with a view to the timely collection of all scheduled payments of principal and interest under the Mortgage Loans and A/B Mortgage Loans;

            but without regard to: (I) any other relationship that the Primary Servicer, or any Affiliate thereof, may have with the related Mortgagor; (II) the ownership of any Certificate or B Note by the Primary Servicer, or any Affiliate thereof; (III) the Master Servicer's obligation to make advances; and
(IV) the right of the Primary Servicer (or any Affiliate thereof) to receive reimbursement of costs, or the sufficiency of any compensation payable to it, hereunder or with respect to any particular transaction; provided, however, that in no event shall the foregoing standards be less than the applicable provisions of the Servicing Standard set forth in the Pooling and Servicing Agreement and with respect to an A/B Mortgage Loan, the servicing standards set forth in the related A/B Intercreditor Agreement.

            "Significant Leases": A Lease at a Mortgaged Property covering or proposed to cover more than the greater of either (a) 20,000 net rentable square feet or (b) twenty percent (20%) of the net rentable square footage of the Mortgaged Property.

            "Significant Obligor": A "significant obligor" within the meaning of
Item 1101(k) of Regulation AB.

            "SNDA": A Subordination, Non-Disturbance and Attornment Agreement with respect to a Lease on a form customarily used by Primary Servicer with respect to Mortgaged Properties of similar type and consistent with the Servicing Standard.

            "Special Servicer": Centerline Servicing, Inc. or any successor thereto as special servicer under the Pooling and Servicing Agreement.

            "Successor Primary Servicer": The Person selected by the Capmark Master Servicer upon the termination of the Primary Servicer resulting from any Primary Servicer Default, if any, who shall thereafter perform the Services with respect to the Mortgage Loans and the A/B Mortgage Loans; provided, that the Capmark Master Servicer shall perform all Services with respect to the Mortgage Loans and the A/B Mortgage Loans until such Person, if any, is selected.

            "Task Description": The outline description of the obligations of the Primary Servicer and Capmark Master Servicer with respect to the Mortgage Loans and the A/B Mortgage Loans as set forth in Exhibit B-4 attached to this Agreement.

            "Trustee": As defined in the preamble of this Agreement.

                                   ARTICLE II

                                PRIMARY SERVICING

            Section 2.1 Primary Servicing. From the Closing Date until the Primary Servicing Termination Date, Capmark Master Servicer hereby authorizes and directs Primary Servicer to Service each Mortgage Loan and each A/B Mortgage Loan as Primary Servicer on behalf of and at the direction of the Capmark Master Servicer as provided in this Agreement. The Services shall consist of the following:

            (a) Primary Servicer shall perform all tasks and responsibilities necessary to meet the requirements delegated to the Primary Servicer in the Task Description, the Post Closing Matters Description, the Payment and Collection Description and the Payment and Mortgage Loan Status Reports, in each case in accordance with the terms of this Agreement and, with respect to each B Note, the terms of the related A/B Intercreditor Agreement, and in a manner not inconsistent with the Pooling and Servicing Agreement. Primary Servicer shall also perform the obligations to which it has expressly agreed under the Pooling and Servicing Agreement and the Capmark Master Servicer's obligations set forth in Sections 2.1(c), 2.1(d), that portion of 5.1(g) relating to the Escrow Status Report, 8.11(i), if applicable, and 8.14 of the Pooling and Servicing Agreement relating to Annual Statement and Rent Roll Reporting with respect to the Mortgage Loans and the A/B Mortgage Loans.

            (b) Capmark Master Servicer and Primary Servicer agree and acknowledge that the Task Description is a chart that enumerates a list of tasks and the general allocation of responsibility of servicing obligations between the Capmark Master Servicer and the Primary Servicer for such tasks, and the Post Closing Matters Description sets forth a specific method for classifying post closing requests of a Mortgagor and allocating responsibility for handling such requests based upon such classification. Capmark Master Servicer and Primary Servicer have made efforts to reconcile the Task Description and Post Closing Matters Description.

            (c) Without limiting the foregoing, Primary Servicer shall collect and remit payments on the Mortgage Loans and the A/B Mortgage Loans in accordance with the Payment and Collection Description. For the purposes of this Agreement, the "Payment and Collection Description" shall encompass all of the following responsibilities and obligations set forth in the following subsections (i) through (viii) and subsection (xii):

                  (i) On or prior to the Closing Date, the Primary Servicer
            shall establish a Primary Servicer Collection Account, and give the Capmark Master Servicer prior written notice of the name and address of the depository institution at which such Primary Servicer Collection Account is maintained and the account number of the Primary Servicer Collection Account. Primary Servicer may direct the investment of funds on deposit in the Primary Servicer Collection Account subject to and in accordance with the criteria and requirements set forth in the applicable A/B Intercreditor Agreement, as they relate to a particular B Note and those set forth in the Pooling and Servicing Agreement relating to the Collection Account established thereunder (construed as if the Primary Servicer Collection Account were such Collection Account), including without limitation the obligation, if any, to deposit into such account the amount of any investment losses to the extent required in the Pooling and Servicing Agreement and, with respect to each B Note, the terms of the related A/B Intercreditor Agreement.

                  (ii) The Primary Servicer shall make efforts consistent with the Servicing Standard to collect all monthly payments of principal (including without limitation Balloon Payments) and interest with respect to the Mortgage Loans and the A/B Mortgage Loans (except for payments due on or prior to the Cut-Off Date), as well as any required Principal Prepayments, Prepayment Premiums, late charges, Insurance Proceeds, Condemnation Proceeds and any and all other amounts due from the Mortgagor or a third party with respect to the Mortgage Loans pursuant to the Mortgage Loan Documents; provided, however, that with respect to any payments that are required under the terms of the applicable Mortgage Loan Documents to be made directly to a Person other than the holder of the related Mortgage Loan, the Primary Servicer shall use efforts consistent with the Servicing Standard to cause such payments to be made.

                  (iii) The Primary Servicer shall deposit all such payments received with respect to each A/B Mortgage Loan and each Mortgage Loan (less any related Aggregate Servicing Fee and any other payments due to Primary Servicer under this Agreement with respect to such Mortgage Loan) into the Primary Servicer Collection Account on or before the next Business Day after receiving each such payment. With respect to funds deposited into the Primary Servicer Collection Account for each A/B Mortgage Loan, on or before the end of the third (3rd) Business Day after the Primary Servicer receives such funds the Primary Servicer shall determine, in accordance with the provisions of the applicable A/B Intercreditor Agreement, the amount (if any) of such funds required to be paid to the holder of the related B Note (less any Primary Servicing Fee or other fee, if any, agreed to be paid by the holder of such B Note to the Primary Servicer pursuant to the applicable A/B Intercreditor Agreement or other agreement between the Primary Servicer and such B Note holder, together with any other payments related to such B Note, which are payable to the Primary Servicer). Such amounts shall be paid to each holder of a B Note, at the times and in the manner required pursuant to the provisions of the applicable A/B Intercreditor Agreement.

                  (iv) Subject to the previous subsection, and after making the determination of the amount required to be paid to the holder of the B Note, the Primary Servicer shall remit to the Capmark Master Servicer from the Primary Servicer Collection Account, by wire transfer of immediately available funds, all funds in such account (other than income and earnings on such account), and shall not withdraw funds therefrom for any other purpose, except to withdraw amounts required to be paid to the holder of the B Note and any other amounts deposited therein by error, as follows: (1) in the case of any payments received and collected during a Collection Period on or before the Determination Date for such Collection Period, Primary Servicer shall remit such payments on such Determination Date; and (2) in the case of any payments received and collected by Primary Servicer after the Determination Date for such Collection Period, Primary Servicer shall remit all such payments on the first Business Day following receipt of the amount of any such payments; provided, however, that notwithstanding any contrary provision of clause (1) or clause (2) all of the following provisions shall apply:

                        (1) in the case of any payment received on a
                  Determination Date for a Collection Period, Primary Servicer shall (i) provide Capmark Master Servicer with immediate notice of Primary Servicer's receipt of such payment and (ii) shall use its reasonable best efforts to remit such payment to Capmark Master Servicer on the date of receipt and in any event shall remit such payment to Capmark Master Servicer within one (1) Business Day following receipt (and Primary Servicer shall in any event provide Capmark Master Servicer with immediate notice of Primary Servicer becoming aware that any Principal Prepayment is to be made on a Determination
                  Date);

                        (2) any Scheduled Payment due during a Collection Period
                  but received after the end of such Collection Period shall be remitted by Primary Servicer within one (1) Business Day following Primary Servicer's receipt of such Scheduled Payment;

                        (3) Primary Servicer shall use its reasonable best
                  efforts to remit to Capmark Master Servicer on the date of receipt of, and in any event shall remit to Capmark Master Servicer within one (1) Business Day following receipt of, any unscheduled payments or Balloon Payments that would result in a Prepayment Interest Shortfall; and

                        (4) any Scheduled Payment received and collected during
                  a Collection Period, but due on a Due Date occurring after the end of such Collection Period, shall be remitted on the Determination Date for the Collection Period in which such Due Date occurs.

                  (v) In the event any payments received by Primary Servicer becomes "NSF" (i.e., there are insufficient funds) after the monies associated with that payment have been remitted to the Capmark Master Servicer, the Capmark Master Servicer will return such moneys to Primary Servicer by wire transfer in immediately available funds within one (1) Business Day of notice from the Primary Servicer. If the Primary Servicer fails to remit to the Capmark Master Servicer when due the total pool remittance required to be remitted under this Agreement (whether or not such failure constitutes a Primary Servicer Default), then interest shall accrue on the amount of the total pool remittance and the Primary Servicer shall promptly pay such interest to the Capmark Master Servicer, at a per annum rate equal to the Advance Rate from and including the date when such remittance was required to be made to but excluding the day when such remittance is actually made. If the Primary Servicer fails to remit a single loan remittance more than five (5) days after the single loan remittance was received by the Primary Servicer, then interest shall accrue on the amount of such single loan remittance and the Primary Servicer shall promptly pay such interest to the Capmark Master Servicer, at a per annum rate equal to the Advance Rate from and including the date when such remittance was required to be made to but excluding the date when such remittance is actually made.

                  (vi) With respect to escrow or reserve payments as listed on the Task Description, the Primary Servicer shall collect escrow or reserve amounts with respect to the Mortgage Loans and A/B Mortgage Loans, and shall deposit such funds in an escrow account, which shall be an Eligible Account, and shall maintain, disburse and account for such funds as provided in the Task Description, for real estate taxes, insurance and reserves, and escrows for repairs, replacements, principal and interest payments and lease payments and any other matters specified in any agreement in which funds are held at the time, and in the manner and for the purposes as otherwise required or delineated in the Mortgage Loan Documents and with respect to the Capmark Master Servicer under the Pooling and Servicing Agreement. The Primary Servicer may direct the investment of such funds subject to and in accordance with the criteria and requirements set forth in the Pooling and Servicing Agreement relating to Escrow Accounts, including without limitation the obligation to deposit into the Escrow Account the amount of any investment losses to the extent required in the Pooling and Servicing Agreement. Primary Servicer shall have the benefit and shall retain all interest and income earned on the Escrow Accounts for the Mortgage Loans and A/B Mortgage Loans that is not paid to Mortgagors.

                  (vii) Primary Servicer shall submit the following Payment and
            Mortgage Loan Status Reports, in each case, in the form attached as Exhibit B-1 and at the time specified in the succeeding sentences of this sub-section (vii): (1) a remittance report for payments received on Mortgage Loans and A/B Mortgage Loans; (2) a delinquency report; (3) a real estate tax delinquency report which may be based upon information provided by Primary Servicer's real estate tax service (if any) if engaged in accordance with Article VII of this Agreement; (4) an insurance monitoring report; (5) a UCC form monitoring report; and (6) the Day One Report. Primary Servicer shall submit the Payment and Mortgage Loan Status Report described by clause (1) above by electronic mail on each day that payments or funds are remitted to the Capmark Master Servicer pursuant to
            Section 2.1(c) of this Agreement. Primary Servicer shall submit the Payment and Mortgage Loan Status Report described by clause (2) above by electronic mail, monthly no later than the tenth (10th) day of each month for the previous month. Primary Servicer shall submit the Payment and Mortgage Loan Status Reports described by clauses
            (3), (4) and (5) above by electronic mail, quarterly no later than January 15, April 15, July 15 and October 15 for the previous quarter. Primary Servicer shall submit the Payment and Mortgage Loan Status Report described by clause (6) above by electronic mail, monthly no later than the first (1st) day of each month in which the applicable Distribution Date occurs for the then current Collection Period. If the day on which any Payment and Mortgage Loan Status Report is otherwise due as described above does not constitute a Business Day, then such report shall be due on the immediately succeeding Business Day.

                  (viii) Capmark Master Servicer and Primary Servicer hereby allocate responsibility for completing the CMSA Investor Reporting Package for the Mortgage Loans and the A/B Mortgage Loans as follows:

                        (1) Capmark Master Servicer shall complete all fields
                  and aspects of the CMSA Loan Setup File that are available from the Final Prospectus Supplement. Upon completing all of such fields, Capmark Master Servicer shall forward the CMSA Loan Setup File for the Mortgage Loans and the A/B Mortgage Loans to Primary Servicer who shall complete the fields and aspects of the CMSA Loan Setup File for the Mortgage Loans and the A/B Mortgage Loans that are not available from the Final Prospectus Supplement and return to Capmark Master Servicer the completed CMSA Loan Setup File for the Mortgage Loans and the A/B Mortgage Loans within five (5) Business Days of receiving such file from Master Servicer. Capmark Master Servicer shall deliver a CMSA Loan Setup File to Primary Servicer (a) for the Mortgage Loans and the A/B Mortgage Loans only; (b) in electronic form; (c) using an Excel file; and (d) with all fields in the same order as the CMSA Loan Setup File. Primary Servicer and Capmark Master Servicer acknowledge that delivery of the CMSA Loan Setup File is to commence with the Report Date in June, 2007.

                        (2) Commencing in the applicable "Month of Initial
                  Report" set forth opposite each report described below, the Primary Servicer shall complete such report at the frequency set forth opposite such report below and deliver such report to the Capmark Master Servicer at or before the time described opposite such report below (and with respect to an A/B Mortgage Loan, deliver any additional reports to the holder of the related B Note which may be required to be delivered to the holder of such B Note, at such times as may be required pursuant to the applicable A/B Intercreditor Agreement):

----------------------------------- -------------- ---------------------- ----------------------------------------------------------
                                                                                              Time of Required
                                       Month of                                                Delivery to the
         Description of Report      Initial Report  Frequency of Report                    Capmark Master Servicer
----------------------------------- -------------- ---------------------- ----------------------------------------------------------
CMSA Property File                      July 2007         Monthly         10th Business Day for the prior month but in no event
                                                                          later than the Business Day prior to the Report Date in
                                                                          such month.
----------------------------------- -------------- ---------------------- ----------------------------------------------------------
CMSA Operating Statement Analysis     January 2008       Annually         With respect to each calendar year, beginning in 2008,
Report, CMSA Financial File and NOI                                       for year-end 2007 the earlier of (i) 30 days after
Adjustment Worksheet                                                      receipt of the underlying operating statements from the
                                                                          borrower or (ii) June 1.
----------------------------------- -------------- ---------------------- ----------------------------------------------------------
CMSA Loan Level Reserve/LOC Report      July 2007         Monthly         10th Business Day for the prior month but in no event
                                                                          later than the Business Day prior to the Report Date in
                                                                          such month.
----------------------------------- -------------- ---------------------- ----------------------------------------------------------
CMSA Servicer Watch List                July 2007         Monthly         10th Business Day for the prior month but in no event
                                                                          later than the Business Day prior to the Report Date in
                                                                          such month.
----------------------------------- -------------- ---------------------- ----------------------------------------------------------
CMSA Comparative Financial Status       July 2007         Monthly         10th Business Day for the prior month but in no event
Report                                                                    later than the Business Day prior to the Report Date in
                                                                          such month.
----------------------------------- -------------- ---------------------- ----------------------------------------------------------
CMSA Quarterly Operating Statement   January 2008   Quarterly, but with   With respect to a calendar quarter, 95 days following
Analysis Report and CMSA Quarterly  (with respect   respect to only the   the end of such calendar quarter.
Financial File                       to Calender    first three calendar
                                    Quarter ending    quarters in each
                                       September           year.
                                         2007)
----------------------------------- -------------- ---------------------- ----------------------------------------------------------

* With respect to these reports, the Primary Servicer will only be required to deliver these reports at the level of frequency at which the underlying Mortgage Loan Documents required the Borrower to deliver the applicable financial information to the lender, which will generally be annually.
--------------------------------------------------------------------------------

                        (3) The Capmark Master Servicer shall have the
                  responsibility to complete and deliver the following reports in accordance with the Pooling and Servicing Agreement: CMSA Loan Setup File, CMSA Loan Periodic Update File; CMSA Delinquent Loan Status Report; CMSA REO Status Report; CMSA Historical Loan Modification Report and CMSA Historical Liquidation Report.

                        (4) Notwithstanding the foregoing: (a) Primary Servicer
                  shall reasonably cooperate to provide to Capmark Master Servicer specific information or data in Primary Servicer's possession and necessary to complete a report for which Capmark Master Servicer is responsible, upon the written request of Master Servicer; and (b) the Capmark Master Servicer shall reasonably cooperate to provide to the Primary Servicer specific information or data in the Master Servicer's possession, as may be requested in writing by the Primary Servicer, to enable the Primary Servicer to prepare and deliver to each holder of a B Note any reports or notices required to be delivered to each such holder of a B Note, pursuant to the provisions of the applicable A/B Intercreditor Agreement.

                        (5) Notwithstanding the definitions of various CMSA
                  reports in this Agreement that directly link such reports to a form attached as part of Exhibit W and Exhibit X to the Pooling and Servicing Agreement, Capmark Master Servicer shall be entitled to amend the forms of such reports that Primary Servicer must deliver under this Agreement, provided that (a) the Commercial Mortgage Securities Association has amended the applicable reports and published such amendments as its revised form on its website; (b) Capmark Master Servicer gives Primary Servicer no less than one hundred twenty (120) days notice of any required amendments or revisions to a report prior to their becoming effective as the form of report to deliver under this Agreement; and (c) any such amendments or revisions (either singly or in the aggregate) shall not impose undue additional burden or costs upon Primary Servicer to collect, format, calculate or report information to Master Servicer.

                        (6) All Operating Statement Analysis Reports, NOI
                  Adjustment Worksheets, financial statements, rent rolls, and budgets delivered by the Primary Servicer to the Capmark Master Servicer pursuant hereto shall be labeled according to the Centerline Naming Convention for Electronic File Delivery.

                  (ix) Capmark Master Servicer and Primary Servicer have made efforts to reconcile the Task Description, the Payment and Collection Description and Payment and Mortgage Loan Status Reports. In the event of any conflict between (1) the Task Description and
            (2) the Payment and Collection Description and Payment and Mortgage Loan Status Reports, then the Payment and Collection Description and Payment and Mortgage Loan Status Reports shall govern.

                  (x) The Primary Servicer shall be responsible for the
            calculation of any and all Prepayment Premiums payable under each Mortgage Loan and each A/B Mortgage Loan.

                  (xi) Within thirty (30) days following the Closing Date,
            Primary Servicer shall deliver to Capmark Master Servicer a report listing the tax parcels coinciding with the Mortgaged Properties.

                  (xii) All amounts collected by the Primary Servicer during a
            Collection Period with respect to the A/B Mortgage Loan, which are payable to the holder of the applicable B Note pursuant to the provisions of the applicable Intercreditor Agreement, shall be paid by the Primary Servicer to such B Note holder no later than three
            (3) Business Days after collection of such funds. In the event that the Primary Servicer determines (in its sole discretion) that in order to confirm the amount to be disbursed to a B Note holder pursuant to the provisions of the A/B Intercreditor Agreement, the Primary Servicer requires information from the Master Servicer, the Primary Servicer shall have the right, within three (3) Business Days after collection of the funds at issue, to deliver to the Capmark Master Servicer a written request for such information. The Capmark Master Servicer shall provide the information requested, to the extent that such information is in the possession of the Capmark Master Servicer or involves a calculation to be made by the Capmark Master Servicer on the basis of information in the possession of the Master Servicer, no later than three (3) Business Days after the Capmark Master Servicer receives the Primary Servicer's written request, and the Primary Servicer shall make the disbursement at issue to the B Note holder no later than three (3) Business Days after it receives the information from the Capmark Master Servicer needed to confirm the disbursement at issue. In the event that the Capmark Master Servicer determines (in its sole discretion) that it is necessary or desirable to direct the Primary Servicer as to how to allocate amounts collected for an A/B Mortgage Loan between the holders of the related Mortgage Loan and its related B Note, the Capmark Master Servicer shall have the right, no later than the end of the second (2nd) Business Day after each of the A/B Mortgage Loan's scheduled monthly payment dates, to deliver a written direction notice to the Primary Servicer. The Primary Servicer shall comply with the Capmark Master Servicer's directions, absent a disagreement (which shall be promptly communicated in writing to the Capmark Master Servicer) and addressed by the Capmark Master Servicer and the Primary Servicer within the time frames set forth in this Section 2.1(c)(xii). If there is any disagreement between the Capmark Master Servicer and the Primary Servicer with respect to the allocation of funds on the A/B Mortgage Loan, then the Capmark Master Servicer and the Primary Servicer shall consult with each other in good faith but the determination of the Capmark Master Servicer shall control and no consultation shall extend in duration beyond the date reasonably necessary for allocations, remittances and reporting to be timely made to the holders of the A Note and B Note. In the event that collection responsibilities for an A/B Mortgage Loan are transferred from the Primary Servicer to the Capmark Master Servicer or Special Servicer pursuant to the applicable provisions of this Agreement or the Pooling and Servicing Agreement, all amounts that are collected by the Capmark Master Servicer or the Special Servicer, as applicable, during a Collection Period with respect to such A/B Mortgage Loan and are payable to the holder of the applicable B Note pursuant to the provisions of the related A/B Intercreditor Agreement shall be remitted by the Capmark Master Servicer to such B Note holder no later than three (3) Business Days after the collection of such funds, notwithstanding any provision of the applicable A/B Intercreditor Agreement that may provide the Servicer with a longer period of time to remit such collected funds to the B Note holder (except that if the related Mortgaged Property has become an REO Property, then the funds on deposit in the related REO Account related to such REO Property shall be remitted to the Capmark Master Servicer by the Special Servicer as and to the extent otherwise provided in Section 9.14(b) of the Pooling and Servicing Agreement and then, to the extent remittable to the holder of the applicable B Note, shall be so remitted on the next succeeding Master Servicer Remittance Date).

            (d) Commencing in the year 2008, Primary Servicer shall inspect, or cause to be inspected, each of the Mortgaged Properties for the Mortgage Loans and the A/B Mortgage Loans in accordance with Section 8.17 of the Pooling and Servicing Agreement and, promptly upon completion of such inspection, shall deliver to Capmark Master Servicer and with respect to an A/B Mortgage Loan, to the holder of the related B Note, if required by the applicable A/B Intercreditor Agreement, a property inspection report in the form attached as Exhibit B-3 (the "Property Inspection Description"). Each property inspection report delivered by the Primary Servicer shall be imaged with the Centerline Naming Convention for Electronic File Delivery.

            Capmark Master Servicer and Primary Servicer have made efforts to reconcile the Task Description and the Property Inspection Description. In the event of any conflict between (1) the Task Description and (2) the Property Inspection Description, then the Property Inspection Description shall govern.

            (e) Primary Servicer shall promptly notify the Capmark Master Servicer of any significant events affecting any one or more of the Mortgage Loans and A/B Mortgage Loans, the related Mortgagors or the related Mortgaged Properties which become known to Primary Servicer or of which the Primary Servicer receives notice, such as a payment default, a bankruptcy, a judicial lien or casualty or condemnation event, and the Primary Servicer shall also promptly advise the Capmark Master Servicer of all material collection and customer service issues and, promptly following any request therefor by the Capmark Master Servicer, shall furnish to the Capmark Master Servicer with copies of any correspondence or other documents in the possession of the Primary Servicer related to any such matter. The Primary Servicer shall use reasonable efforts to promptly notify the Capmark Master Servicer as soon as the Primary Servicer (exercising good faith and reasonable judgment in accordance with the Servicing Standard) becomes aware that any Servicing Advance will be required (or may reasonably be expected to be required) to be made with respect to any Mortgage Loan or any A/B Mortgage Loan under the standards imposed on the Capmark Master Servicer by the Pooling and Servicing Agreement.

            (f) Within thirty (30) days following the Closing Date, Primary Servicer shall deliver to Capmark Master Servicer for each of its Mortgage Loans and AB Mortgage Loans to be included in the Escrow Status Report, the deadline or expiration date contained in the applicable escrow or reserve agreement for completing the specific immediate engineering work, completion of additional construction, environmental remediation or similar one-time projects for which such Mortgage Loan or A/B Mortgage Loan is to appear in the Escrow Status Report.

            (g) In addition, the Primary Servicer shall deliver or cause to be delivered to Capmark Master Servicer any and all information as may reasonably be necessary for the Capmark Master Servicer to perform its obligations under Section 8.3(i) of the Pooling and Servicing Agreement (to the extent related to the Mortgage Loans and/or A/B Mortgage Loans); provided, however, that in the event that the Primary Servicer has sent a notice to a ground lessor as contemplated by such Section 8.3(i) of the Pooling and Servicing Agreement, the delivery to the Capmark Master Servicer of a copy of such notice shall satisfy the Primary Servicer's obligation under this section with respect to such ground lease.

            (h) Primary Servicer shall perform all other obligations of the Primary Servicer as set forth herein.

            Primary Servicer and the Capmark Master Servicer agree that, in connection with the performance of its obligations hereunder, the Primary Servicer shall be entitled to request from the Master Servicer, and the Capmark Master Servicer agrees that it shall provide, express instructions for the completion of any of the Services to be performed or completed by the Primary Servicer, to the extent necessary to clarify any ambiguities in the terms of this Agreement. The Capmark Master Servicer further agrees that the Primary Servicer shall be entitled to rely upon any such written instructions. The Primary Servicer and the Master Servicer, shall perform all of their respective obligations as allocated and set forth in this Agreement, and it is understood that the Primary Servicer shall have no obligations with respect to the primary servicing of the Mortgage Loans and the A/B Mortgage Loans, except as specifically set forth in this Agreement and in the Pooling and Servicing Agreement.

            Section 2.2 Standard of Care. The Primary Servicer shall perform all Services on behalf of the Capmark Master Servicer in accordance with the terms of this Agreement and the Servicing Standard and in a manner consistent with the applicable provisions of the Pooling and Servicing Agreement and with respect to an A/B Mortgage Loan, the applicable provisions of the related A/B Intercreditor Agreement.

            Section 2.3 Compensation and Other Payments to the Primary Servicer. As consideration for the Primary Servicer's performance of the Services hereunder: (a) the Primary Servicer shall be entitled to deduct the Aggregate Servicing Fee in accordance with Section 2.1(c)(iii) of this Agreement, with respect to the related Collection Period for each Mortgage Loan for which a payment was received by the Capmark Master Servicer or forwarded to the Capmark Master Servicer by the Primary Servicer; and (b) with respect to each A/B Mortgage Loan, the Primary Servicer shall be entitled to deduct any Primary Servicing Fee or other fee payable to the Primary Servicer as may be agreed to by the holder of the related B Note, from each payment received by the Primary Servicer and which is allocable to such holder of the related B Note, all in accordance with the provisions of Section 2.1 of this Agreement. Notwithstanding the foregoing, Primary Servicer shall not be entitled to a Primary Servicing Fee with respect to any Mortgage Loan (other than an A/B Mortgage Loan) for which a Servicing Transfer Event has occurred (unless such Mortgage Loan becomes a Rehabilitated Mortgage Loan) or with respect to which the Primary Servicer has been terminated as Primary Servicer under this Agreement and the Pooling and Servicing Agreement.

            The Primary Servicer shall retain all rights to the Excess Servicing Fee for all Mortgage Loans, even if (a) any Mortgage Loan or Mortgage Loans become Specially Serviced Mortgage Loans; (b) Primary Servicer's servicing is terminated with respect to particular Mortgage Loans or (c) Primary Servicer is in default, is terminated or resigns under this Agreement. If Primary Servicer is unable to deduct the Excess Servicing Fee in accordance with Section 2.1(c)(iii) because it no longer services a Mortgage Loan or Mortgage Loans or for any other reason (other than transfer or assignment of the rights to the Excess Servicing Fee), then Capmark Master Servicer (and any successor) shall cause the Excess Servicing Fee to be paid on the Mortgage Loans to Primary Servicer monthly in accordance with the terms of the Pooling and Servicing Agreement.

            The Primary Servicer shall have the benefit and shall retain all interest and income earned on the Primary Servicer Collection Account for the Mortgage Loans and the A/B Mortgage Loans. If Primary Servicer is terminated under this Agreement, it shall be entitled to collect all such interest and income that accrues through the date of termination. If a Mortgage Loan or an A/B Mortgage Loan becomes and remains a Specially Serviced Mortgage Loan, Primary Servicer shall be entitled to collect all such interest and income that accrues through the date of the applicable Servicing Transfer Event. The right to retain such interest and income shall resume if such Mortgage Loan or an A/B Mortgage Loan becomes and remains a Rehabilitated Mortgage Loan.

            The Primary Servicer shall also be entitled to retain the fees or portions of fees set forth in the Post Closing Matters Description. Except as specifically provided in this Agreement, the Primary Servicer shall not be entitled to receive any default interest or late fees collected from the Borrower, and the Primary Servicer shall promptly, upon collection of such amounts, forward such interest and fees to the Capmark Master Servicer in accordance with the Payment and Collection Description. Primary Servicer may waive the right to collect a fee or portion of a fee to which it is entitled under this Agreement but may not waive or otherwise affect the rights of other parties to any other fees or portions of fees to which Primary Servicer is not entitled.

            The Primary Servicer shall be required to pay out of its own funds, without reimbursement, all overhead and general and administrative expenses incurred by it in connection with its servicing activities hereunder, including costs for office space, office equipment, supplies and related expenses, employee salaries and related expenses and similar internal costs and expenses, and Primary Servicer shall be required to pay all expenses that it incurs in the administration of this Agreement (but not those incurred at the direction or request of Capmark Master Servicer or a third party which direction or request requires the performance of a task or obligation not contemplated of Primary Servicer under this Agreement) and shall not be entitled to reimbursement of such costs and expenses, except (1) as may be specifically provided in this Agreement or (2) to the extent expenses are reimbursable by a Mortgagor under the applicable Loan Documents and the Mortgagor makes such reimbursement.

            In no event shall the Primary Servicer be responsible for reimbursing or paying any independent costs or expenses incurred by the Capmark Master Servicer in connection with a request for a modification, waiver or amendment of a Mortgage Loan unless the Capmark Master Servicer has first notified the Primary Servicer of its intent to incur such cost or expense and the Primary Servicer has agreed to pay (or cause to be paid) such cost or expense.

            Section 2.4 Primary Servicer Representations and Warranties. (a) The Primary Servicer hereby makes for the benefit of the Capmark Master Servicer the same representations and warranties as are made by the Capmark Master Servicer under Section 8.20 of the Pooling and Servicing Agreement; provided, however, that (i) references therein to the Capmark Master Servicer shall be deemed references to the Primary Servicer and references to the Trustee shall be deemed references to the Capmark Master Servicer and (ii) in lieu of the representation described in the first clause of Section 8.20(a)(i) of the Pooling and Servicing Agreement, the Primary Servicer represents that the Primary Servicer is duly organized, validly existing and in good standing as a corporation under the laws of the jurisdiction of its organization. Primary Servicer further represents that since origination of each Mortgage Loan and A/B Mortgage Loan, Primary Servicer has serviced each of the Mortgage Loans Capmark Master Servicer and A/B Mortgage Loans in accordance with its terms.

                                   ARTICLE III

                           DOCUMENTS AND OTHER MATTERS

            Section 3.1 Segregation of Mortgage Loan Documents. The Primary Servicer shall segregate the Primary Servicer Servicing Documents related to the Mortgage Loans and the A/B Mortgage Loans from all other assets of the Primary Servicer and, upon request, forward to the Capmark Master Servicer copies of such documents or originals of such documents if in the possession of Primary Servicer and not part of the Mortgage File forwarded to the Trustee. The Primary Servicer acknowledges that any letter of credit held by it shall be held in its capacity as agent of the IQ14 Trust, and if the Primary Servicer sells its rights to service the applicable Mortgage Loan or A/B Mortgage Loan, the Primary Servicer shall assign the applicable letter of credit to the IQ14 Trust or at the direction of the Special Servicer to such party as the Special Servicer may instruct, and the Primary Servicer shall indemnify the IQ14 Trust for any loss caused by the ineffectiveness of such assignment.

            Section 3.2 Access to Documents; Provision of Certain Information. The Primary Servicer shall make available to the Capmark Master Servicer or any Successor Primary Servicer, at a reasonable time, such information as the Capmark Master Servicer or such Successor Primary Servicer shall reasonably request in writing and shall make available to the Capmark Master Servicer or any Successor Primary Servicer or Persons designated by the Capmark Master Servicer or such Successor Primary Servicer such documents as the Capmark Master Servicer shall reasonably request in writing. The Capmark Master Servicer shall make available to the Primary Servicer, at a reasonable time, such information as the Primary Servicer shall reasonably request in writing in connection with the performance of the Services and, subject to the terms and conditions of
Section 8.15 of the Pooling and Servicing Agreement, shall make available to the Primary Servicer or Persons designated by the Primary Servicer such documents related to the Mortgage Loan and the A/B Mortgage Loans and the Servicing of the Mortgage Loans and the A/B Mortgage Loans as the Primary Servicer shall reasonably request in writing.

                                   ARTICLE IV

                       CAPMARK MASTER SERVICER ASSISTANCE

            Section 4.1 Capmark Master Servicer Assistance.

            (a) The Capmark Master Servicer shall make reasonable efforts to do any and all things reasonably requested by the Primary Servicer to enable the Primary Servicer to render the Services, including, without limitation, delivering to the Trustee any receipts or other documentation that the Trustee may require to allow it to release any Mortgage Files or documents contained therein or acquired in respect thereof requested by the Primary Servicer. Notwithstanding any other provision of this Agreement to the contrary and any other notwithstanding provisions in this Agreement (including any contrary provision of Exhibit B-2), the Primary Servicer shall do any and all things reasonably requested by the Capmark Master Servicer to enable the Capmark Master Servicer to comply with its obligations under the Pooling and Servicing Agreement. Before the Capmark Master Servicer releases all or any portion of any Mortgage File or document contained therein or acquired in respect thereof to the Primary Servicer, the Capmark Master Servicer may require the Primary Servicer to execute a receipt therefor or, in the event of a Mortgage Loan or an A/B Mortgage Loan that has been repaid in full, a certificate with respect to the payment in full of the related Mortgage Loan or A/B Mortgage Loan.

            (b) If required in connection with the provision of the Services, the Capmark Master Servicer shall furnish, or cause to be furnished, to the Primary Servicer, upon request, any powers of attorney of the Capmark Master Servicer or the Trustee, empowering the Primary Servicer to take such actions as it determines to be reasonably necessary to comply with its Servicing duties hereunder or to enable the Primary Servicer to service and administer such Mortgage Loans and A/B Mortgage Loans and carry out its duties hereunder, in each case in accordance with the Servicing Standard and the terms of this Agreement. The Primary Servicer hereby agrees to indemnify the Capmark Master Servicer and the Trustee from any loss, damage, expense or claim relating to misuse or wrongful use of any such power of attorney.

            Section 4.2 Specially Serviced Mortgage Loans. The Primary Servicer shall promptly notify the Capmark Master Servicer and Special Servicer with respect to Specially Serviced Mortgage Loans of any questions, complaints, legal notices, or other communications relating to the foreclosure or default of such loans or bankruptcy proceedings of a Mortgagor that are received by the Primary Servicer and with respect to such Mortgage Loan or A/B Mortgage Loan such other matters as would, consistent with the Servicing Standard, require notification to the owner or the servicer of the Mortgage Loan or A/B Mortgage Loan. The Capmark Master Servicer shall notify the Primary Servicer of any Specially Serviced Mortgage Loan becoming a Rehabilitated Mortgage Loan promptly following the Master Servicer's receipt of notice to such effect from the Special Servicer and shall provide Primary Servicer with all relevant documents received during the time that the relevant Mortgage Loan or A/B Mortgage Loan was a Specially Serviced Mortgage Loan following the Master Servicer's receipt of such documents from the Special Servicer. Upon the request of Primary Servicer, Capmark Master Servicer shall request from the Special Servicer all such relevant documents with respect to a Rehabilitated Mortgage Loan. Notwithstanding anything contained herein to the contrary, the Primary Servicer shall not without the Trustee's written consent: (i) initiate any action, suit or proceeding solely under the Trustee's name without indicating the Primary Servicer's representative capacity, or (ii) knowingly take any action that causes the Trustee to be registered to do business in any state, provided, however, that the preceding clause (i) shall not apply to the initiation of actions relating to a Mortgage Loan that the Primary Servicer is servicing pursuant to its duties herein (in which case the Primary Servicer shall give three (3) Business Days prior notice to the Trustee of the initiation of such action).

                                    ARTICLE V

                      ADDITIONAL PRIMARY SERVICER COVENANTS

            Section 5.1 Notice of Litigation. With respect to any Mortgage Loan or A/B Mortgage Loan as to which litigation is instituted, the Primary Servicer, if aware of such litigation, shall notify the Capmark Master Servicer immediately as to the status of the litigation related to such Mortgage Loan or A/B Mortgage Loan and shall, when reasonably required or requested by the Master Servicer, provide to the Capmark Master Servicer copies of all pertinent information in the Primary Servicer's possession related to such litigation, including, without limitation, copies of related Servicing Documents.

            Section 5.2 No Personal Solicitation. The Primary Servicer hereby agrees that it will not knowingly take any action or cause any action to be taken by any of its agents or Affiliates, or independent contractors or working on its behalf, to personally, by telephone or mail, solicit the prepayment of any Mortgage Loan or A/B Mortgage Loan by any Mortgagor. Primary Servicer agrees not to forward to any Mortgagor or other obligors under a Mortgage Loan or A/B Mortgage Loan, any correspondence or documents between Capmark Master Servicer and Primary Servicer regarding a Post Closing Request (except the Requirements List (as defined in Exhibit B-2(c)) without the consent of the Capmark Master Servicer or Special Servicer (acting in its sole discretion), unless required by law.

            Section 5.3 Fidelity Bond and Errors and Omissions Insurance Policy.

            (a) The Primary Servicer, at its own expense, shall maintain in effect a fidelity bond (the "Primary Servicer Fidelity Bond") and an errors and omissions policy (the "Primary Servicer Errors and Omissions Insurance Policy") with a Qualified Insurer, naming the Capmark Master Servicer as loss payee, affording coverage for all directors, officers and employees. The Primary Servicer Errors and Omissions Insurance Policy and Primary Servicer Fidelity Bond shall be in such form and amount that would satisfy the same requirements for such policies as the Capmark Master Servicer must satisfy as set forth in Section 8.2 of the Pooling and Servicing Agreement. Notwithstanding any other provisions of this Agreement, the Primary Servicer shall be permitted to self-insure with respect to its obligations to maintain the Primary Servicer Fidelity Bond and a Primary Servicer Errors and Omissions Policy to the extent the Capmark Master Servicer is permitted under Section 8.2 of the Pooling and Servicing Agreement (construed as if the references therein to the Capmark Master Servicer were instead references to the Primary Servicer). The Primary Servicer shall furnish to the Master Servicer, not later than thirty (30) days after the Closing Date, evidence of the Primary Servicer's compliance with this Section 5.3(a).

            (b) The Primary Servicer shall promptly report in writing to the Capmark Master Servicer any material adverse changes that may occur in the Primary Servicer Fidelity Bond or the Primary Servicer Errors and Omissions Insurance Policy and shall furnish to the Capmark Master Servicer upon written request copies of all binders and policies or certificates evidencing that such bond and insurance policy are in full force and effect. The Primary Servicer shall promptly report in writing to the Capmark Master Servicer all cases of embezzlement or fraud or irregularities of operation relating to the servicing of the Mortgage Loans and of the A/B Mortgage Loan by the Primary Servicer and its employees, officers, directors, agents and representatives if such events involve funds relating to the Mortgage Loans and the A/B Mortgage Loan. The total of such losses, regardless of whether claims are filed with the applicable insurer or surety, shall be disclosed in such reports together with the amount of such losses covered by insurance. If a bond or insurance claim report is filed with any of the Primary Servicer's bonding companies or insurers relating to the Mortgage Loans or the A/B Mortgage Loans or the servicing thereof, a copy of such report (which report may omit any references to individuals suspected of such embezzlement, fraud or irregularities of operation) shall be promptly furnished to the Master Servicer.

            Section 5.4 Primary Servicer's Financial Statements and Related Information. The Primary Servicer shall deliver to the Master Servicer, within 120 days after the end of its fiscal year, a copy of its annual financial statements, such financial statements to be audited if then customarily audited, and with respect to any unaudited financial statements provided by the Primary Servicer, which financial statements shall be certified by the Primary Servicer's chief financial officer to be true, correct and complete. The Primary Servicer shall notify the Master Servicer, as of the Closing Date, of the Primary Servicer's fiscal year and shall notify the Capmark Master Servicer promptly after any change thereof.

            Section 5.5 No Advancing. Under no circumstance shall the Primary Servicer make or have an obligation to make any Advances.

            Section 5.6 REMIC Compliance. The Primary Servicer shall comply with all of the obligations otherwise imposed on the Capmark Master Servicer under
Article XII of the Pooling and Servicing Agreement insofar as such obligations relate to the Mortgage Loans and/or the A/B Mortgage Loans.

            Section 5.7 Inspection Rights. The Primary Servicer shall afford the Capmark Master Servicer and the Trustee, upon reasonable notice and during normal business hours, reasonable access to all records, information, books and documentation regarding the applicable Mortgage Loans and the A/B Mortgage Loans, and all accounts, insurance policies and other relevant matters relating to this Agreement, and access to Primary Servicing Officers of the Primary Servicer responsible for its obligations hereunder. Without limiting the preceding sentence, Capmark Master Servicer may visit the offices of Primary Servicer no more than once annually for the purpose of reviewing Primary Servicer's compliance with this Agreement upon reasonable notice and during normal business hours, and Primary Servicer shall reasonably cooperate with Capmark Master Servicer to provide Capmark Master Servicer with the information that Capmark Master Servicer reasonably requests to permit such review. Primary Servicer shall reimburse Capmark Master Servicer for its reasonable and actual travel expenses incurred in connection with such review in an amount not to exceed $5,000 annually in total for this Agreement and all similar commercial mortgage loan servicing agreements in place between Primary Servicer and Master Servicer. Primary Servicer shall have no obligation to provide access to non-public information not pertaining to the Mortgage Loans or the A/B Mortgage Loans or to proprietary information relating to Primary Servicer.

            Section 5.8 Authorized Officer. Primary Servicer shall provide Capmark Master Servicer promptly with a written list of authorized Servicing Officers of Primary Servicer, which may be amended from time to time by written notice from Primary Servicer to Master Servicer; provided, however, that such list shall denote one principal Servicing Officer responsible for the Primary Servicer's obligations under this Agreement.

            Section 5.9 Additional Reports. Primary Servicer shall produce such additional written reports with respect to the Mortgage Loans and the A/B Mortgage Loans as the Capmark Master Servicer may from time to time reasonably request in accordance with the Servicing Standard and shall reasonably cooperate with Capmark Master Servicer to aid Capmark Master Servicer in its obligations to produce additional reports and respond to inquiries under the Pooling and Servicing Agreement.

            Section 5.10 Prepayment Interest Shortfalls and Excesses. (a) For any Mortgage Loan, Primary Servicer shall require Principal Prepayments to be made so as not to cause a Prepayment Interest Shortfall. If the Mortgage Loan Documents of a related Mortgage Loan do not allow Primary Servicer to require Principal Prepayments (or condition acceptance of Principal Prepayments) on a date that will avoid a Prepayment Interest Shortfall ("Non-Mandatory Prepayment Date Mortgage Loan"), then the Primary Servicer shall pay to Capmark Master Servicer on the date specified in Section 2.1(c)(iv) of this Agreement, in addition to all other amounts due for such Principal Prepayment, an amount payable by the Primary Servicer from its own funds without reimbursement therefor equal to any Prepayment Interest Shortfall that results from such Principal Prepayment (for the avoidance of doubt, no such reimbursement shall be required with respect to any B Notes); provided, however, that for all Principal Prepayments received during any Collection Period with respect to Non-Mandatory Prepayment Date Mortgage Loans, the Primary Servicer shall in no event be required to remit an amount greater than the amount of the Primary Servicing Fees for such Collection Period, plus any investment income earned on the amount prepaid prior to the related Distribution Date.

            (b) If the Mandatory Prepayment Date Assumption proves to be inaccurate as to any Mortgage Loan and, as a direct consequence of that inaccuracy, the Capmark Master Servicer is required to make a payment of Compensating Interest on any Master Servicer Remittance Date pursuant to
      Section 8.10(c) of the Pooling and Servicing Agreement in respect of Prepayment Interest Shortfalls arising on that Mortgage Loan during the then most recently ended Collection Period, the Primary Servicer shall reimburse the Capmark Master Servicer the amount of such Compensating Interest payment attributable to that Mortgage Loan promptly following request therefor by the Master Servicer (for the avoidance of doubt, no such reimbursement shall be required with respect to any B Note). The amount of damages, if any, due and owing from the Primary Servicer under the PCFII Servicing Rights Purchase Agreement with respect to an inaccuracy of the Mandatory Prepayment Date Assumption shall be reduced by the amount of any Compensating Interest paid by the Primary Servicer hereunder with respect to the applicable Mortgage Loan. For the avoidance of doubt, no such reimbursement shall be required to be made in connection with Prepayment Interest Shortfalls resulting from involuntary Principal Prepayments incurred in respect of any Specially Serviced Mortgage Loans or Defaulted Mortgage Loans, except to the extent the Primary Servicer did not apply the proceeds of such involuntary Principal Prepayments in accordance with the terms of the related Mortgage Mortgage Loan Documents.

            (c) If any Principal Prepayment on any Mortgage Loan results in a Prepayment Interest Excess, then Primary Servicer shall remit such Principal Prepayment and accompanying collections as required under
      Section 2.1 and Capmark Master Servicer shall, on the Master Servicer Remittance Date immediately following the remittance of the Principal Prepayment by the Primary Servicer to the Master Servicer, remit to Primary Servicer a pro rata portion (based upon all Prepayment Interest Excesses remitted to Capmark Master Servicer by all Primary Servicers (as defined in the Pooling and Servicing Agreement) with respect to such Collection Period) of the amount by which the amount of the Prepayment Interest Excesses for such Collection Period exceed all Prepayment Interest Shortfalls (excluding, with respect to all of the Primary Servicers, any Prepayment Interest Shortfalls of the type described in clause (b) above) for such Collection Period with respect to any of the mortgage loans (whether or not the subject of this Agreement) that are serviced under the Pooling and Servicing Agreement (except that if the aggregate pro rata portion owed to Primary Servicer during any Collection Period as a result of such calculation exceeds $20,000, Capmark Master Servicer shall remit to Primary Servicer such pro rata portion no later than three (3) Business Days prior to the Distribution Date for the applicable Collection Period).

            Section 5.11 Consents. Primary Servicer shall (a) obtain the consent of the Special Servicer with respect to assignments and assumptions of Mortgage Loans or A/B Mortgage Loans in accordance and subject to the terms of Section A.1(c)(ii) of Exhibit B-2(c) of this Agreement and Sections 8.7 of the Pooling and Servicing Agreement; (b) obtain the consent of the Capmark Master Servicer with respect to the defeasance of Mortgage Loans in accordance with and subject to the terms of Section A.1(c)(i) of Exhibit B-2(c) of this Agreement; (c) obtain the consent of the Special Servicer with respect to additional liens, monetary encumbrances and mezzanine financings in accordance with and subject to the terms of Section A.1(c)(iii) of Exhibit B-2(c) of this Agreement and Sections 8.7 and 9.5 of the Pooling and Servicing Agreement; (d) notify Capmark Master Servicer of any Materiality Determination, which shall thereafter be handled in accordance with Sections A.1(a) and (c)(iv) of Exhibit B-2(c) of this Agreement; and (e) with respect to an A/B Mortgage Loan, if required by the related A/B Intercreditor Agreement, obtain the consent of the holder of the related B Note for those actions which require the consent of such B Note holder.

            Section 5.12 Quarterly Servicing Accounts Reconciliation Certification. Primary Servicer shall execute and deliver to Capmark Master Servicer a certification substantially in the form set forth in Exhibit D hereto no later than the 25th calendar day of each January, April, July and October, commencing in July 2007 (the date of such delivery, in each case, a "Reconciliation Certification Date"), with respect to the three consecutive calendar months immediately preceding the calendar month in which such Reconciliation Certification Date falls.

            Section 5.13 Exchange Act Reports; Annual Compliance Documents.

            (a) Regulation AB Compliance. The Primary Servicer shall comply with the reporting and certification requirements required to be complied with by a "Reporting Servicer", a "Sub-Servicer", a "Servicing Function Participant" or an "Additional Servicer" under Article XIII of the Pooling and Servicing Agreement (whether or not the Primary Servicer's activities satisfy the percentage requirement set forth in the Capmark Master Servicer definition of "Servicing Function Participant" under the Pooling and Servicing Agreement (or, implicitly, in the definitions of "Reporting Servicer" or "Sub-Servicer" under the Pooling and Servicing Agreement) or the definitional requirements of "Additional Servicer" under the Pooling and Servicing Agreement). The parties acknowledge the entitlement granted to the Capmark Master Servicer and the Primary Servicer under the Pooling and Servicing Agreement to conclusively assume that there is no "significant obligor" other than a party identified as such in the Prospectus Supplement. The Primary Servicer shall be entitled to rely on such provisions of the Pooling and Servicing Agreement and such acknowledgements for purposes of its duties under this Section 5.13.

            (b) Capmark Master Servicer Capmark Master Servicer General Reporting Obligations. The Primary Servicer shall comply from time to time with the reporting and certification requirements set forth in Section 5.13(c) with respect to each ABS Issuing Entity. For such purpose, Section 5.13(c) shall be construed separately in relation to each ABS Issuing Entity. If any mortgage loan serviced hereunder is not initially held by the IQ14 Trust, then any ABS Issuing Entity to which such mortgage loan may subsequently be transferred shall be recognized as an ABS Issuing Entity for purposes of this Section from and after the effective date set forth in a notice of such transfer delivered to the Primary Servicer, which notice sets forth the name of the ABS Issuing Entity, the name and address of the depositor for such ABS Issuing Entity, the name and address of the trustee for such ABS Issuing Entity, the name and address of any paying agent and/or certificate administrator for such ABS Issuing Entity that is not the same person as the trustee for such ABS Issuing Entity and the name and address of the applicable Capmark Master Servicer for such ABS Issuing Entity. In no event shall such an effective date occur earlier than the date that is five (5) Business Days following the delivery of such notice.

            For example and not as a limitation of the preceding paragraph, if a hypothetical promissory note designated "Note A-1" and a hypothetical promissory note designated "Note A-2" are secured by the same mortgaged property, such "Note A-1" is held by the IQ14 Trust and such "Note A-2" is held by a different commercial mortgage trust, then (i) one set of the reports required hereunder must be prepared and delivered with respect to the trust that holds such "Note A-1" and a second set of the reports required hereunder must be prepared and delivered with respect to the trust that holds such "Note A-2", (ii) for purposes of measuring percentages of pool assets, the first set of reports must reflect (where applicable) a measurement of percentages of pool assets by reference to the pool of assets held by the trust that holds such "Note A-1" and the second set of reports must reflect (where applicable) a measurement of percentages of pool assets by reference to the pool of assets held by the trust that holds such "Note A-2" and (iii) references in the succeeding provisions of this Section to the "ABS Issuing Entity" shall mean, for purposes of the first set of reports, the trust that holds such "Note A-1" and, for purposes of the second set of reports, the trust that holds such "Note A-2".

            (c) Certain Reports, Certifications and Compliance Information. The Primary Servicer shall comply with the following provisions:

                  (i) Form 8-K Information. With respect to each ABS Issuing
            Entity (for so long as it is subject to Exchange Act reporting requirements), not later than the date set forth in Section 13.7 of the Pooling and Servicing Agreement with respect to any event described below of which the Primary Servicer becomes aware, the Primary Servicer shall deliver to the Depositor or other Applicable Depositor (with a copy to the Master Servicer) a report (a "Primary Servicer Form 8-K Information Report") setting forth all of the information regarding such event that is required to be included in a Current Report on Form 8-K ("Form 8-K") under the Exchange Act, to the extent that the Primary Servicer is required to deliver such information under Article XIII of the Pooling and Servicing Agreement.

                  (ii) Form 10-D Information. With respect to each ABS Issuing
            Entity and each Distribution Date (for so long as such ABS Issuing Entity is subject to Exchange Act reporting requirements), not later than the date (in each month) set forth in Section 13.4 of the Pooling and Servicing Agreement, the Primary Servicer shall deliver to the Depositor or other Applicable Depositor (with a copy to the Master Servicer) a report (a "Primary Servicer Form 10-D Information Report") setting forth all of the information that is required to be included in the Asset-Backed Issuer Distribution Report on Form 10-D ("Form 10-D") under the Exchange Act relating to the Distribution Date occurring in such month, to the extent that the Primary Servicer is required to deliver such information under Article XIII of the Pooling and Servicing Agreement.

                  (iii) Form 10-K Information (Other than Annual Compliance
            Information). With respect to each ABS Issuing Entity (for so long as it is subject to Exchange Act reporting requirements), not later than the date in each month set forth in Section 13.5 of the Pooling and Servicing Agreement, the Primary Servicer shall deliver to the Depositor or other Applicable Depositor (with a copy to the Master Servicer) a report (a "Primary Servicer Form 10-K Information Report") setting forth all of the information (other than a report regarding its assessment of compliance, a report by a registered public accounting firm that attests to and reports on such assessment report and a statement of compliance, which reports and statements shall be governed by subsection (c)(iv)) that is required to be included in an Annual Report on Form 10-K (a "Form 10-K") under the Exchange Act relating to the most recently ended calendar year, to the extent that the Primary Servicer is required to deliver such information under Article XIII of the Pooling and Servicing Agreement.

                  (iv) Annual Compliance Information. Not later than the fifth
            Business Day prior to the date when the Primary Servicer is required to deliver such reports and statement under the Pooling and Servicing Agreement, the Primary Servicer shall deliver to the Capmark Master Servicer the following reports and statement:

                        (A) a report regarding its assessment of compliance with
                  the servicing criteria specified in Item 1122(d) of Regulation AB, as of and for the period ending the end of the prior calendar year, with respect to asset-backed securities transactions taken as a whole that are backed by the same asset type as that included in the ABS Issuing Entity, which report of assessment shall or would conform to the criteria set forth in Item 1122(a) and Item 1122(c)(1) of Regulation AB;

                        (B) a report by a registered public accounting firm that
                  attests to, and reports on, the assessment described in the preceding clause (A), which report shall be made in a manner that conform or would conform to the standards for attestation engagements issued or adopted by the Public Company Accounting Oversight Board and shall or would conform to the requirements of Item 1122(b) and Item 1122(c)(1) of Regulation AB; and

                        (C) a statement of compliance from the Primary Servicer
                  that shall or would comply with Item 1123 of Regulation AB, and signed by an authorized officer of the Primary Servicer, to the effect that: (a) a review of the Primary Servicer's activities during the then most-recently ended calendar year and of its performance under this Agreement has been made under such officer's supervision and (b) to the best of such officer's knowledge, based on such review, the servicer has fulfilled all of its obligations under this Agreement in all material respects throughout the then most-recently ended calendar year or, if there has been a failure to fulfill any such obligation in any material respect, specifying each such failure known to such officer and the nature and status thereof.

                        (v) Sarbanes-Oxley Back-Up Certification. Not later than
                  the fifth Business Day prior to the date when the Primary Servicer is required to deliver such backup certification under the Pooling and Servicing Agreement, the Primary Servicer shall execute and deliver to the Capmark Master Servicer a backup certification, which shall be substantially in the form attached as Exhibit BB-1 to the Pooling and Servicing Agreement in support of any certification obligation to which the Master Servicer, the depositor for the ABS Issuing Entity, the trustee for the ABS Issuing Entity, the Capmark Master Servicer for the ABS Issuing Entity (if other than the Master Servicer) or other similar party is subject under the governing agreement for the ABS Issuing Entity in connection with the certification requirements of the Sarbanes-Oxley Act of 2002, as amended, and Rule 302 of the Regulations with respect to the mortgage loans serviced by the Primary Servicer under this Agreement.

                  (d) [Reserved.]

                  (e) Forms of Reports. Each report and certification delivered by the Primary Servicer shall appear under a cover substantially in the form attached hereto as Exhibit E. Each report, certification and statement that is delivered or rendered by the Primary Servicer itself shall be signed by an officer of the Primary Servicer responsible for reviewing the activities performed by the Primary Servicer under this Agreement. Each report delivered by the Primary Servicer that contains Primary Servicer Form 8-K Reporting Information, Primary Servicer Form 10-D Reporting Information or Primary Servicer Form 10-K Reporting Information shall appear in the same form that a Form 8-K, Form 10-D or Form 10-K is required to appear under the Regulations, except that such report shall:

                        (i) omit the cover page that would be required under the
                  applicable form under the Regulations (but the report shall nonetheless appear under a cover substantially in the form attached hereto as Exhibit E, as contemplated above); and

                        (ii) omit to comply with the signature requirements that
                  would apply under the applicable form under the Regulations (but the report shall nonetheless be signed by an officer of the Primary Servicer responsible for reviewing the activities performed by the Primary Servicer under this Agreement, as contemplated above, and shall contain a statement to the effect that the report is submitted in connection with the reporting obligations associated with the ABS Issuing Entity under the Exchange Act).

            In no event shall any statement or legend (whether such statement or legend is included in, accompanies or is referred to in a report or certification hereunder) that purports to disclaim liability for any report or certification, or any portion thereof, have any force or effect to the extent that such limitation on liability would not be given effect under the Securities Act, the Exchange Act or the Regulations if a similar statement or legend were made by or on behalf of the ABS Issuing Entity, the Capmark Master Servicer or the Depositor in a report or certification filed with the SEC or otherwise pursuant to the Regulations. The preceding statement shall not be construed to allow any limitation on liability that is not otherwise contemplated under this Section.

            (f) Reliance on Information. For purposes of its obligations under this Section, the Primary Servicer shall be entitled to rely on the following information to the extent that such information relates to mortgage loans that are not serviced under this Agreement: (i) the final prospectus supplement prepared by the Depositor with respect to the offering of the securities issued by the ABS Issuing Entity and (ii) any reports delivered from time to time by the Master Servicer, the Capmark Master Servicer for the ABS Issuing Entity (if such party is not the Master Servicer), the trustee for the ABS Issuing Entity and/or the paying agent, certificate administrator or other similar party for the ABS Issuing Entity.

            (g) Servicing Transfers. Notwithstanding any resignation, removal or termination of the Primary Servicer, or any assignment of the obligations of the Primary Servicer, pursuant to the other provisions of this Agreement, the Primary Servicer shall remain obligated to comply from time to time with the reporting and certification obligations that would have been applicable under subsection (c) in the absence of such resignation, removal, termination or assignment, but only to the extent related to the time period prior to the effective date of such resignation, removal termination or assignment. Without limiting the generality of the preceding statement, if the Primary Servicer voluntarily assigns its obligations under this Agreement pursuant to the other provisions of this Agreement (or with the consent of the Master Servicer), then the successor Primary Servicer shall be obligated to cause the predecessor Primary Servicer to perform the surviving reporting and certification obligations set forth above and the failure to do so will constitute an "event of default" on the part of the successor Primary Servicer.

            (h) Acknowledgments. The parties acknowledge that the terms and conditions of this Agreement may result in the commencement of one or more reporting and/or certification obligations on a date that is subsequent to the date of this Agreement. The parties acknowledge that the provisions of this Section shall not be construed to require the Primary Servicer to sign any Form 8-K, Form 10-D or Form 10-K to be filed with respect to the ABS Issuing Entity with the SEC (except to the extent, if any, that the Regulations require such signature).

            (i) Certain Determinations. Insofar as the determination of any reporting or certification obligation hereunder depends on an interpretation of the Securities Act, the Exchange Act or the Regulations, then, as between the Primary Servicer on the one hand, and the Capmark Master Servicer on the other, the determination of the Master Servicer, as set forth in a written notice to the Primary Servicer, shall be conclusive and binding in the absence of manifest error, and, for the purposes of this Agreement, the Primary Servicer shall be entitled to rely on any such determination. If the Primary Servicer initiates legal proceedings asserting an interpretation that differs from any such determination of the Master Servicer, as set forth in a written notice to the Primary Servicer, the Primary Servicer shall comply with such determination of the Capmark Master Servicer unless and until a final, nonappealable judgment is rendered in connection with such proceedings, in which case such final, nonappealable judgment shall control. If the Primary Servicer receives notice of interpretations hereunder from the Capmark Master Servicer that conflict with each other, the Primary Servicer shall promptly notify the Master Servicer, in which case the Primary Servicer shall comply with the interpretation described in the applicable written notice from the Master Servicer.

            (j) Specific Regulatory Determinations. Notwithstanding any contrary provisions set forth in this Agreement, if the SEC or its staff issues any order, no-action letter or staff interpretation that relates specifically to asset-backed securities issuers or transactions established by the Applicable Depositor and/or its affiliates or specifically to the applicable ABS Issuing Entity, then, subject to the immediately succeeding sentence, the Primary Servicer shall comply with such order, no-action letter or staff interpretation insofar as such order, no-action letter or staff interpretation, or the interpretations reflected therein, does or would (if implemented) affect the reporting and certification obligations of the Primary Servicer hereunder. The compliance obligation otherwise described in the preceding sentence shall not be required unless there shall have been delivered to the Primary Servicer a notice of such order, no-action letter or staff interpretation, which notice attaches a copy of the applicable order, no-action letter or staff interpretation or relevant excerpts thereof.

            (k) [Reserved.]

            (l) No Delegation. The Primary Servicer shall not delegate or subcontract any of its duties under this Section 5.13 under any circumstances, notwithstanding any provisions of this Agreement that otherwise authorizes the Primary Servicer to delegate its obligations under this Agreement.

            (m) Disclosure. The Primary Servicer hereby consents to the filing with the SEC, and the unrestricted disclosure to the public, of this Agreement, any amendment to this Agreement and any and all reports and certifications delivered under this Agreement.

            (n) Changes in Law. In the event that the Securities Act, the Exchange Act or the Regulations are amended to impose additional or more stringent reporting and/or certification obligations with respect to the ABS Issuing Entity, which additional or more stringent reporting and/or certification obligations are not otherwise effective pursuant to the other provisions of this Agreement, the parties hereto shall negotiate in good faith for an amendment to this Section 5.13 to result in compliance with such law or regulation as so amended. In the event that the Securities Act, the Exchange Act or the Regulations are amended to reduce reporting and/or certification obligations with respect to the ABS Issuing Entity, the parties hereto shall negotiate in good faith for an amendment to this Section 5.13 to result in compliance with such law or regulation as so amended.

                                   ARTICLE VI

                     PRIMARY SERVICER DEFAULT; TERMINATION;
                          POST-TERMINATION OBLIGATIONS

            Section 6.1 Primary Servicer Default. Each of the following events shall constitute a "Primary Servicer Default" hereunder:

            (a) any failure by the Primary Servicer to remit to the Capmark Master Servicer when due any amount required to be remitted under this Agreement; or

            (b) except in the case of Section 6.1(c), any failure by the Primary Servicer duly to observe or perform in any material respect any of the covenants or agreements on the part of the Primary Servicer contained in this Agreement, which failure continues unremedied for a period of twenty-five (25) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given by the Capmark Master Servicer to Primary Servicer; provided, however, that to the extent the Capmark Master Servicer determines in its reasonable discretion that the Primary Servicer is in good faith attempting to remedy such failure and the Certificateholders and holders of any B Note shall not be materially and adversely affected thereby, such cure period may be extended to the extent necessary to permit the Primary Servicer to cure such failure; provided, however, that such cure period may not exceed sixty (60) days; and provided, further, that if such failure to observe or perform on the part of the Primary Servicer would result in an Event of Default (or an event that with notice or the passage of time would constitute such an Event of Default) by the Capmark Master Servicer under the Pooling and Servicing Agreement or applicable A/B Intercreditor Agreement, then the cure periods described in this Section 6.1(b) shall not apply; or

            (c) Capmark Master Servicer Capmark Master Servicer Capmark Master Servicer Capmark Master Servicer any breach of the representations and warranties made pursuant to Section 2.4(b) hereof or any failure by the Primary Servicer to comply with one or more provisions of Section 5.13 or clause (d) of Article VII; provided, however, that all of the following provisions shall apply:

                  (A) to the extent the Capmark Master Servicer determines, in its reasonable discretion, following consultation with the Applicable Depositor, that the Primary Servicer is in good faith attempting to remedy such failure and no Certification Party will be materially and adversely affected by giving the Primary Servicer an opportunity to cure such failure, the Capmark Master Servicer may, following consultation with the Applicable Depositor, give the Primary Servicer such opportunity;

                  (B) the period of time to cure such failure may not exceed three (3) days;

                  (C) no such cure period shall apply if such failure to perform on the part of the Primary Servicer would result in either failure by the Capmark Master Servicer (or the Capmark Master Servicer in an Other Securitization) to submit to the Depositor (or another Applicable Depositor, as applicable), or failure by the Depositor (or another Applicable Depositor) to submit to the SEC, timely, complete and accurate reports of the type described in Article XIII of the Pooling and Servicing Agreement;

                  (D) unless the Capmark Master Servicer otherwise consents, the cure period described in this Section 6.1(c) shall end on the earlier of (I) the date on which the Capmark Master Servicer has delivered (or would be required to deliver) a report or certification to the Applicable Depositor or to the SEC, which report is or would be inaccurate, incomplete or unable to be rendered as a result of such failure of the Primary Servicer and
            (II) the date on which the Applicable Depositor has delivered (or would be required to deliver) a report or certification to the SEC, which report is or would be inaccurate, incomplete or unable to be rendered as a result of such failure of the Primary Servicer; and

                  (E) if, following the Primary Servicer's failure to comply with any of its obligations under Section 5.13(c)(i), 5.13(c)(ii), 5.13(c)(iii), 5.13(c)(iv)(A), 5.13(c)(iv)(B) or 5.13(c)(iv)(C)
            hereof on or prior to the dates by which such obligations are to be performed pursuant to, and as set forth in, such Sections, (x) the Primary Servicer subsequently complies with such obligations before the Capmark Master Servicer gives written notice to the Primary Servicer that it is terminated in accordance with this Section 6.1(c) and Section 6.2, (y) the Primary Servicer's failure to comply does not cause termination of the Capmark Master Servicer under
            Section 8.28(b)(iii) and Section 8.29 of the Pooling and Servicing Agreement, (z) the Primary Servicer's failure to comply does not cause the Paying Agent to fail in its obligations to timely file the related Form 8-K, Form 10-D or Form 10-K, as the case may be, by the related 8-K Filing Deadline, 10-D Filing Deadline or 10-K Filing Deadline, then such failure of the Primary Servicer to so comply shall cease to be a Primary Servicer Default under this Section 6.1(c) on the date on which such Form 8-K, Form 10-D or Form 10-K is so filed; or

            (d) any breach of the representations and warranties made pursuant to Section 2.4(a) hereof that materially and adversely affects the interest of the Capmark Master Servicer and that continues unremedied for a period of twenty-five (25) days after the date on which written notice of such breach, requiring the same to be remedied, shall have been given by the Capmark Master Servicer to Primary Servicer; provided, however, that to the extent the Capmark Master Servicer determines in its reasonable discretion that the Primary Servicer is in good faith attempting to remedy such breach and the Certificateholders and holders of any B Note shall not be materially and adversely affected thereby, such cure period may be extended to the extent necessary to permit the Primary Servicer to cure such breach; provided, however, that such cure period may not exceed sixty (60) days; and provided, further, that if such failure to perform on the part of the Primary Servicer results in an Event of Default (or an event that with notice or the passage of time would constitute such an Event of Default) by the Capmark Master Servicer under the Pooling and Servicing Agreement or applicable A/B Intercreditor Agreement, then the cure periods described in this Section 6.1(d) shall not apply; or

            (e) any Rating Agency shall qualify, lower or withdraw the outstanding rating of any Class of Certificates because the prospective financial condition or mortgage loan servicing capacity of the Primary Servicer is insufficient to maintain such rating; or

            (f) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law for the appointment of a conservator, receiver, liquidator, trustee or similar official in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Primary Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

            (g) the Primary Servicer shall consent to the appointment of a conservator, receiver, liquidator, trustee or similar official in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings or of or relating to all or substantially all of its property; or

            (h) the Primary Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable bankruptcy, insolvency or reorganization statute, make an assignment for the benefit of its creditors, voluntarily suspend payment of its obligations, or take any corporate action in furtherance of the foregoing; or

            (i) any other event caused by the Primary Servicer which creates an Event of Default (or an event that with notice or the passage time would constitute or result in such an Event of Default) of the Capmark Master Servicer under the Pooling and Servicing Agreement or under an A/B Intercreditor Agreement;

            (j) if Primary Servicer becomes or serves as Capmark Master Servicer at any time, any failure by the Primary Servicer duly to observe or perform in any material respect any of the covenants or agreements of Capmark Master Servicer under the Pooling and Servicing Agreement or under an A/B Intercreditor Agreement, which failure continues unremedied beyond the expiration of applicable cure periods; or

            (k) Capmark Master Servicer Capmark Master Servicer the Primary Servicer shall fail to terminate any sub-servicer appointed by it that is a Reporting Servicer subject to and in accordance with Section 8.4(c) of the Pooling and Servicing Agreement; provided that the Depositor may waive any such Event of Default under this clause (k) in its sole discretion.

            Primary Servicer agrees to give prompt written notice to the Capmark Master Servicer and the Depositor (and any other Applicable Depositor) upon the occurrence of any Primary Servicer Default.

            Section 6.2 Termination. (a) The obligations and responsibilities of the Primary Servicer as created hereby (other than as expressly provided herein) shall terminate upon the earliest to occur of (i) the receipt by the Primary Servicer of the Master Servicer's written notice of such termination delivered at the Master Servicer's option following the occurrence of a Primary Servicer Default other than as described in Section 6.1(c), (ii) the occurrence of a Primary Servicer Default described in Section 6.1(c) and (iii) the later of the final payment or other liquidation of (x) the last Mortgage Loan or (y) the A/B Mortgage Loan (the "Primary Servicing Termination Date"). From and after the Primary Servicing Termination Date, the Primary Servicer shall, if applicable, continue to cooperate in the transfer of primary servicing, including the delivery of files and transfer of accounts as contemplated hereby but shall have no further obligations under this Agreement.

            Without limiting the foregoing, the Primary Servicer agrees that the rights and duties of the Capmark Master Servicer under this Agreement, the Pooling and Servicing Agreement and each AM Intercreditor Agreement may be assumed by a successor Capmark Master Servicer or the Trustee upon a termination of the Master Servicer's servicing rights pursuant to the Pooling and Servicing Agreement.

            Primary Servicer's rights and obligations shall expressly survive a termination of Master Servicer's servicing rights pursuant to the Pooling and Servicing Agreement (except a termination of Capmark Master Servicer caused by a Primary Servicer Default). In the event of such a termination, any successor Capmark Master Servicer or the Trustee (if it assumes the servicing obligations of the Master Servicer) shall be deemed to automatically have assumed and agreed to this Agreement without further action upon becoming the successor Master Servicer.

            Upon the request of Primary Servicer, Capmark Master Servicer shall confirm to Primary Servicer in writing that this Agreement remains in full force and effect. Upon the request of Primary Servicer, the successor Capmark Master Servicer or Trustee, as applicable, shall confirm to Primary Servicer in writing that this Agreement remains in full force and effect. Upon the request of the successor Capmark Master Servicer or Trustee, Primary Servicer shall confirm to the successor Capmark Master Servicer or Trustee, as applicable, in writing that this Agreement remains in full force and effect.

            (b) The Master Servicer's reimbursement obligations to the Primary Servicer hereunder shall survive the Primary Servicing Termination Date, but only to the extent such reimbursement relates to a period prior to the termination of all of the Primary Servicer's obligations hereunder.

            (c) The rights of Capmark Master Servicer to terminate Primary Servicer upon the occurrence of a Primary Servicer Default shall be in addition to any other rights Capmark Master Servicer may have at law or in equity, including injunctive relief or specific performance.

            Section 6.3 Post-Termination Obligations. (a) In the event of a termination of primary servicing due to a Primary Servicer Default, the Primary Servicer shall promptly deliver the Primary Servicer Servicing Documents as directed by the Capmark Master Servicer and remit to the Master Servicer, by wire transfer of immediately available funds, all cash held by the Primary Servicer with respect to the related Mortgage Loans and A/B Mortgage Loans, and shall, if so requested by the Master Servicer, assign to the Capmark Master Servicer or a Successor Primary Servicer, as directed by the Master Servicer, and in such event the Capmark Master Servicer shall assume, or cause the Successor Primary Servicer to assume, all service contracts related to the Mortgage Loans and the A/B Mortgage Loans transferred thereon but only to the extent such contracts are assignable and the required consents (if any) to such assignments have been obtained. The Primary Servicer shall use all reasonable efforts to obtain the consents required to effect such assignments.

            (b) On and after the Primary Servicing Termination Date, the Primary Servicer shall promptly endorse and send to the Capmark Master Servicer via overnight mail or delivery service any checks or other funds in respect of any Mortgage Loan and any A/B Mortgage Loan which are received by the Primary Servicer.

            (c) The Primary Servicer shall provide to the Capmark Master Servicer promptly (but in no event later than ten (10) Business Days) after the Primary Servicing Termination Date the following information, in each case as of such date: (a) a ledger accounting itemizing the dates and amounts of all payments made, received or applied by the Primary Servicer with regard to each Mortgage Loan and each A/B Mortgage Loan, further itemizing principal and interest payments, tax payments, special assessments, hazard insurance, mortgage insurance premiums, ground rents, if any, and all other payments and (b) a current trial balance for each such Mortgage Loan and A/B Mortgage Loan.

            (d) On a date to be agreed upon by the Primary Servicer and the Master Servicer, but not later than the Business Day following the Primary Servicing Termination Date, the Primary Servicer shall commence and continue diligently to completion at its own expense, to notify Mortgagors under the related Mortgage Loans and A/B Mortgage Loans of the address to which payments on such Mortgage Loans and A/B Mortgage Loans should be sent after the Primary Servicing Termination Date; provided, however, that in any event, Primary Servicer shall be obligated to notify Mortgagors within seven (7) Business Days of the Primary Servicing Termination Date.

            (e) The Primary Servicer shall promptly forward to the Master Servicer, at the Primary Servicer's expense all Mortgagor correspondence, insurance notices, tax bills or any other correspondence or documentation related to any Mortgage Loan and any A/B Mortgage Loan which is received by the Primary Servicer after the Primary Servicing Termination Date.

            (f) The Primary Servicer shall otherwise cooperate in the orderly transfer of the servicing of the Mortgage Loans and A/B Mortgage Loans and shall forward to the Capmark Master Servicer and any Successor Primary Servicer such documents as it may receive from time to time regarding any Mortgage Loan or A/B Mortgage Loan transferred and provide such other assistance as may reasonably be required by the Capmark Master Servicer or any Successor Primary Servicer regarding such transfer.

            (g) The Primary Servicer shall be entitled to all fees, compensation, interest and earnings on the Mortgage Loans and A/B Mortgage Loans accrued through the date of termination of its obligations and rights under this Agreement; provided, however, Primary Servicer shall continue to collect the Excess Servicing Fee after termination in accordance with the terms of this Agreement and the Pooling and Servicing Agreement.

            Section 6.4 Additional Termination. Notwithstanding any provision herein to the contrary, this Agreement shall terminate with respect to any individual Mortgage Loan or A/B Mortgage Loan (i) if and when such Mortgage Loan or A/B Mortgage Loan becomes a Specially Serviced Mortgage Loan or an REO Mortgage Loan or (ii) if and when such Mortgage Loan or A/B Mortgage Loan is sold or otherwise disposed of by or on behalf of the IQ14 Trust (which sale or disposition shall not include the transformation of a Mortgage Loan or A/B Mortgage Loan into a Defeasance Loan). In the event of such termination, the Primary Servicer shall comply with Section 6.3 as if a Primary Servicer Default had occurred, except that such Section shall be construed to relate only to such Mortgage Loan or A/B Mortgage Loan and references therein to Primary Servicing Termination Date shall be construed to mean the date of such termination, and
(ii) the Primary Servicer shall cooperate in the orderly transfer of the servicing of such Mortgage Loan or A/B Mortgage Loan and shall forward to the Capmark Master Servicer such documents as it may receive from time to time with respect thereto and provide such other assistance as may reasonably be required by the Capmark Master Servicer with respect thereto. Primary Servicer shall be entitled to all fees, compensation, interest and earnings on such Mortgage Loan or A/B Mortgage Loan accrued through the date of termination of its obligations and rights with respect to such Mortgage Loan or A/B Mortgage Loan under this Agreement; provided, however, Primary Servicer shall continue to collect the Excess Servicing Fee after termination in accordance with the terms of this Agreement and the Pooling and Servicing Agreement. If such Mortgage Loan or A/B Mortgage Loan subsequently becomes a Rehabilitated Mortgage Loan, then the Primary Servicer shall promptly resume the servicing of such Mortgage Loan or A/B Mortgage Loan in accordance with the terms hereof.

                                   ARTICLE VII

                                 SUBCONTRACTORS

            Upon prior notice to but without the consent of Master Servicer in the case of material subcontracts and without prior notice to or the prior written consent of the Capmark Master Servicer in the case of non-material subcontracts, the Primary Servicer shall be permitted to employ, at its own expense, subcontractors to perform the Services for the Mortgage Loans and A/B Mortgage Loans; provided, however, that (a) the Primary Servicer shall remain fully liable at all times for the performance of all Services and for all other obligations hereunder; (b) in no event shall any such subcontractors make any of the decisions, be given discretion to make any Capmark Master Servicer decisions, or have any authority to make any decisions, required as part of a Category 1 Request or Category 2 Request or any decision or recommendation involving the exercise of the Primary Servicer's Capmark Master Servicer Capmark Master Servicer discretion as a "lender" under any of the Mortgage Loan Documents for the Mortgage Loans and the A/B Mortgage Loans; (c) the Primary Servicer shall maintain and perform policies and procedures to monitor such subcontractors' performance of the services for which they are employed; and
(d)(i) the Primary Servicer shall not, for so long as any ABS Issuing Entity is subject to the reporting requirements of the Exchange Act, engage any "Subcontractor" (as defined in the Pooling and Servicing Agreement) after the Closing Date without the Master Servicer's and the Depositor's prior written consent, which, in either case, shall not be unreasonably withheld and (ii) the Primary Servicer shall, with respect to each such Subcontractor with which it has entered into a servicing relationship with respect to the Mortgage Loans after the Closing Date, (A) include in a written agreement between the Primary Servicer and such Subcontractor provisions analogous to those of Section 5.13 hereof, Section 6.1(c) hereof, Section 2.4(b) hereof, this clause (d) of this
Article VII, the last sentence of Section 10.11 hereof, the last sentence of
Section 10.13 hereof and the last sentence of [Section 13.12] of the Pooling and Servicing Agreement and (B) use reasonable efforts to cause such Subcontractor to comply with the report delivery, indemnification and contribution obligations set forth in such analogous provisions.

                                  ARTICLE VIII

            PRIMARY SERVICER TO HOLD PROPERTY FOR THE MASTER SERVICER

            All records relating to the Mortgage Loans and the A/B Mortgage Loans held by the Primary Servicer, including but not limited to the Primary Servicer Servicing Documents, mortgage servicing documents, books, computer tapes and other documents and records (except for microfilm records) as well as any reproductions or copies of such records furnished for the purposes of performing Services from the Cut-off Date are, and shall continue at all times to be, held by the Primary Servicer for the benefit of the Capmark Master Servicer and for the Trustee and shall not be released, disseminated or otherwise made available to third parties without the prior written consent of the Master Servicer.

                                   ARTICLE IX

                                 INDEMNIFICATION

            Section 9.1 Primary Servicer's Indemnity. (a) The Primary Servicer shall indemnify the Master Servicer, its officers, employees and agents against, and hold the Capmark Master Servicer harmless from, any and all losses, liabilities, expenses, claims, demands, costs, or judgment of any type against the Capmark Master Servicer arising out of or related to (i) a negligent or willful failure of the Primary Servicer or any Person hired by the Primary Servicer to perform properly any of the Services to be performed by the Primary Servicer pursuant to the Payment and Collection Description, the Payment and Mortgage Loan Status Reports, Post Closing Matters Description and Task Description, (ii) any failure by the Primary Servicer to perform its obligations under this Agreement, or (iii) breach of any of the Primary Servicer's representations and warranties hereunder; provided, however, that the Primary Servicer shall not be required to indemnify the Master Servicer, its officers, employees or agents against or hold the Master Servicer, its officers, employees or agents harmless from any losses to the extent that such loss is caused by the actions of the Master Servicer, its officers, employees or agents in violation of the Master Servicer's duties under this Agreement, under the Pooling and Servicing Agreement or under an A/B Intercreditor Agreement (except to the extent that such failure was caused by the Primary Servicer's failure to perform its obligations hereunder). The indemnification provided under this Section 9.1 shall survive the Primary Servicing Termination Date. The Capmark Master Servicer shall promptly notify the Primary Servicer if a claim is made by a third party with respect to this Agreement or the Mortgage Loans or the A/B Mortgage Loans entitling the Capmark Master Servicer to indemnification hereunder. The Primary Servicer shall assume the defense of any such claim (with counsel reasonably satisfactory to the Master Servicer) and pay all expenses in connection therewith, including counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against it or them in respect of such claim. Any failure to so notify the Primary Servicer shall not affect any of the Master Servicer's rights to indemnification.

            (b) Neither the Primary Servicer nor any of the directors, officers, employees or agents of the Primary Servicer shall be under any liability to the Master Servicer, the holders of the Certificates, any holder of a B Note, the Depositor, the Trustee or any other Person for any action taken or for refraining from the taking of any action in good faith and using its reasonable business judgment pursuant to this Agreement, or for errors in judgment; provided that this provision shall not protect the Primary Servicer or any such person against any breach of a covenant, representation or warranty contained herein or any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in its performance of duties or by reason of reckless disregard for its obligations and duties under this Agreement. The Primary Servicer and any director, officer, employee or agent of the Primary Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder.

            Section 9.2 Master Servicer's Indemnity. The Capmark Master Servicer shall indemnify the Primary Servicer, its officers, employees and agents against, and hold the Primary Servicer harmless from, any and all losses, liabilities, expenses, claims, demands, costs, or judgment of any type against the Primary Servicer, to the extent arising out of, or related to reliance by the Primary Servicer on, (i) pursuant to Section 5.13(i), an interpretation of the Securities Act, the Exchange Act or the Regulations set forth in a written notice from the Capmark Master Servicer to the Primary Servicer or (ii) any incorrect asset pool balance supplied by the Capmark Master Servicer with respect to the IQ14 Trust, if such incorrect balance is the cause of any incorrect determination by the Primary Servicer that an obligor on a Mortgage Loan is not a Significant Obligor. The indemnification provided under this
Section 9.2 shall survive the Primary Servicing Termination Date.

                                    ARTICLE X

                                  MISCELLANEOUS

            Section 10.1 Severability. If any term, covenant, condition or provision hereof is unlawful, invalid, or unenforceable for any reasons whatsoever, and such illegality, invalidity, or unenforceability does not affect remaining part of this Agreement, then all such remaining parts hereof shall be valid and enforceable and have full force and effect as if the invalid or unenforceable part had not been included.

            Section 10.2 Rights Cumulative; Waivers. The rights of each of the parties under this Agreement are cumulative and may be exercised as often as any party considers appropriate. The rights of each of the parties hereunder shall not be capable of being waived or amended other than by an express waiver or amendment in writing. Any failure to exercise (or any delay in exercising) any of such rights shall not operate as a waiver or amendment of that or any other such right. Any defective or partial exercise of any of such right shall not preclude any other or further exercise of that or any other such right. No act or course of conduct or negotiation on the part of any party shall in any way stop or preclude such party from exercising any such right or constitute a suspension or any waiver of any such right.

            Section 10.3 Headings. The headings of the Sections and Articles contained in this Agreement are inserted for convenience only and shall not affect the meaning or interpretation of this Agreement or any provision hereof.

            Section 10.4 Construction. Unless the context otherwise requires, singular nouns and pronouns, when used herein, shall be deemed to include the plural of such noun or pronoun and pronouns of one gender shall be deemed to include the equivalent pronoun of the other gender. This Agreement is the result of arm's-length negotiations between the parties and has been reviewed by each party hereto and its counsel. Each party agrees that any ambiguity in this Agreement shall not be interpreted against the party drafting the particular clause which is in question.

            Section 10.5 Assignment.

            (a) This Agreement and the terms, covenants, conditions, provisions, obligations, undertakings, rights and benefits hereof, shall be binding upon, and shall inure to the benefit of, the undersigned parties and their respective permitted successors and assigns. This Agreement and the rights and benefits hereunder of the Primary Servicer shall not be assignable, and the duties and obligations hereunder of such party shall not be delegable, except that in the following instances, Primary Servicer may assign, sell or transfer its rights under this Agreement without the consent of (but upon written notice to) the Master Servicer:

                  (i) Primary Servicer may assign, sell or transfer its rights and obligations under this Agreement (in whole and not in part) to a parent company of Primary Servicer or a wholly-owned subsidiary or Affiliate of such party, or a successor by merger or as the result of a demutualization of a parent company of Primary Servicer, as long as such successor has net assets and net worth equal to or greater than the net assets and net worth of the Primary Servicer.

                  (ii) Primary Servicer may assign, sell or transfer its rights and obligations under this Agreement (in whole and not in part) to an entity that then serves as a primary servicer for other mortgage loans held by the IQ14 Trust at the time of such assignment, sale or transfer.

                  (iii) With the prior written consent of the Capmark Master
            Servicer and the Depositor which consent shall not be unreasonably withheld or delayed, Primary Servicer may assign, sell or transfer its rights and obligations under this Agreement (in whole and not in part) to any master or primary servicer, if (1) such entity is either (a) rated by the Rating Agencies as satisfactory or its equivalent in such capacity or (b) approved by the Special Servicer and Operating Advisor (in addition to Capmark Master Servicer as provided above), which approval shall not be unreasonably withheld or delayed, and (2) Primary Servicer at its sole cost receives Rating Agency Confirmation from the Rating Agencies prior to such assignment, sale or transfer.

                  (iv) Primary Servicer may subcontract certain of its rights and obligations under this Agreement as expressly provided in and subject to the terms of Article VII of this Agreement.

            Any such assignment under this Section 10.5(a) shall (i) not be effective until such Successor Primary Servicer enters into a written agreement reasonably satisfactory to the Capmark Master Servicer and the Depositor agreeing to be bound by the terms and provisions of this Agreement (but not altering the obligations under this Agreement); and (ii) not relieve the assigning Primary Servicer of any duties or liabilities arising or incurred prior to such assignment. Any costs or expenses incurred in connection with such assignment shall be payable by the assigning Primary Servicer. Any assignment or delegation or attempted assignment or delegation in contravention of this Agreement shall be null and void. The proceeds of any assignment, sale or transfer permitted under this Section 10.5 or to which consent was granted shall belong solely to the assignor of such rights, and Capmark Master Servicer shall have no claim to them.

                  (b) Resignation of Primary Servicer. Except as otherwise
            provided in Section 10.6(b) hereof, the Primary Servicer shall not resign from the obligations and duties hereby imposed on it unless it determines that the Primary Servicer's duties hereunder are no longer permissible under applicable law or are in material conflict by reason of applicable law with any other activities carried on by it. Any such determination permitting the resignation of the Primary Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Master Servicer. No such resignation shall become effective until a successor servicer designated by the Capmark Master Servicer shall have assumed the Primary Servicer's responsibilities and obligations under this Agreement, and Special Servicer and Operating Advisor shall have consented to such successor servicer which consent shall not be unreasonably withheld or delayed; provided that the designation and assumption by Master Servicer of Primary Servicer's responsibilities and obligations under this Agreement pursuant to this Section 10.6(a) shall not require the consent of Special Servicer or Operating Advisor.

                  (c) The Primary Servicer may resign from the obligations and duties imposed on it, upon 60 days' notice to the Master Servicer, provided that (i) the Primary Servicer bears all costs associated with its resignation and the transfer of servicing; (ii) Primary Servicer designates a successor servicer to assume Primary Servicer's responsibilities and obligations under this Agreement;
            (iii) Master Servicer, Special Servicer and Operating Advisor shall consent to such successor servicer which consent shall not be unreasonably withheld or delayed; and (iv) such successor servicer assumes Primary Servicer's responsibilities and obligations under this Agreement; provided, however, that the designation and assumption by Capmark Master Servicer of Primary Servicer's responsibilities and obligations under this Agreement pursuant to this Section 10.6(b) shall not require the consent of Special Servicer or Operating Advisor.

                  (d) In connection with any resignation under subsections (a)
            or (b) above, the Primary Servicer shall comply with Section 6.3 as if a Primary Servicer Default occurred, except that reference in such Section to Primary Servicing Termination Date shall be construed to mean the date of resignation under subsections (a) or
            (b) above, as the case may be.

            Section 10.6 Prior Understandings. This Agreement supersedes any and all prior discussions and agreements between or among the Seller, the Primary Servicer and the Capmark Master Servicer with respect to the Servicing of the Mortgage Loans and the A/B Mortgage Loans and the other matters contained herein. This Agreement, together with the Pooling and Servicing Agreement and each A/B Intercreditor Agreement, contain the sole and entire understanding between the parties hereto with respect to the transactions contemplated herein. Every effort shall be made to construe this Agreement, the Pooling and Servicing Agreement and each A/B Intercreditor Agreement consistently. If a conflict exists between such agreements, then the Pooling and Servicing Agreement and with respect to an A/B Mortgage Loan, the applicable A/B Intercreditor Agreement shall control. If this Agreement requires Primary Servicer to perform a task or duty, the details and obligations of which are (a) set forth in this Agreement and (b)(i) are not set forth in the Pooling and Servicing Agreement or with respect to an A/B Mortgage Loan, the applicable A/B Intercreditor Agreement,
(ii) are set forth in the Pooling and Servicing Agreement and with respect to an A/B Mortgage Loan, the applicable A/B Intercreditor Agreement only in general terms, then Primary Servicer shall perform such task and duties in accordance with the details and obligations set forth in this Agreement. If this Agreement requires Primary Servicer to perform a task or duty, the details and obligations of which are not set forth in this Agreement but are contained in the Pooling and Servicing Agreement and with respect to an A/B Mortgage Loan, the applicable A/B Intercreditor Agreement, then the Primary Servicer shall perform such task and duties in accordance with the Pooling and Servicing Agreement.

            Section 10.7 Integrated Agreement. This Agreement constitutes the final complete expression of the intent and understanding of the Primary Servicer and the Capmark Master Servicer and may not be altered or modified except by a subsequent writing, signed by the Primary Servicer and the Master Servicer.

            Section 10.8 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall constitute one and the same instrument. Any party hereto may execute this Agreement by signing any such counterpart.

            Section 10.9 Governing Laws. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to conflicts of law principles, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

            Section 10.10 Notices. Unless otherwise provided for herein, all notices and other communications required or permitted hereunder shall be in writing (including a writing delivered by facsimile transmission) and shall be deemed to have been duly given (a) when delivered, if sent by registered or certified mail (return receipt requested), if delivered personally or by facsimile or (b) on the second following Business Day, if sent by overnight mail or overnight courier, in each case to the parties at the following addresses (or at such other addresses as shall be specified by like notice):

            If to the Master Servicer:      As set forth in Section 15.5
                                            of the Pooling and Servicing
                                            Agreement

            If to the Primary Servicer:     Principal Global Investors, LLC
                                            801 Grand Avenue
                                            Des Moines, IA 50392-0700
                                            Attention:  Steve Johnson, Managing
                                                        Director
                                            Telephone No.:  (515) 246-7095
                                            Facsimile No.:  (515) 248-8090

            Section 10.11 Amendment. In the event that the Pooling and Servicing Agreement or an A/B Intercreditor Agreement is amended, this Agreement shall be deemed to have been amended and to the extent necessary to reflect such amendment to the Pooling and Servicing Agreement or such A/B Intercreditor Agreement, but no such amendment to the Pooling and Servicing Agreement or A/B Intercreditor Agreement or deemed amendment to this Agreement shall increase the obligations or decrease the rights of Primary Servicer under this Agreement without its express written consent which consent shall not be unreasonably withheld or delayed. For so long as any ABS Issuing Entity is subject to the reporting requirements of the Exchange Act, the parties hereto may not amend or modify any provision of Section 5.13, Section 6.1(c), Section 2.4(b), clause (d) of Article VII, the last sentence of Section 10.13, or this sentence without the Depositor's prior written consent.

            Notwithstanding anything to the contrary contained in this Section 10.11, the parties hereto agree that this Agreement may be amended pursuant to
Section 5.11 herein without any notice to or consent of any of the Certificateholders, any B Note holder, Opinions of Counsel, Officer's Certificates or Rating Agency Confirmation.

            Section 10.12 Other. This Agreement shall not be construed to grant to any party hereto any claim, right or interest in, to or against the Trust Fund created pursuant to the Pooling and Servicing Agreement or any assets of such Trust Fund.

            Section 10.13 Benefits of Agreement. Nothing in this Agreement, express or implied, shall be construed to grant to any Mortgagor or other Person, other than the parties to this Agreement and the parties to the Pooling and Servicing Agreement, any benefit or any legal or equitable right, power, remedy or claim under this Agreement, except that the Depositor, any other Applicable Depositor and any Capmark Master Servicer for an ABS Issuing Entity other than the IQ14 Trust are intended third-party beneficiaries of Section 5.13 and Section 6.1.

                                  [end of page]

            IN WITNESS WHEREOF, this Agreement has been signed on behalf of each of the parties hereto by an authorized representative, all as of the day and year first above written.

                                         CAPMARK FINANCE, INC., acting solely in
                                         its capacity as Capmark Master Servicer
                                         under the Pooling and Servicing
                                         Agreement

                                         By: /s/ Jillian M. Brittin
                                             -----------------------------------
                                             Jillian M.  Brittin
                                             Vice President

                                         PRINCIPAL GLOBAL INVESTORS, LLC

                                         By: /s/ Leanne M. Valentine
                                             -----------------------------------
                                             Leanne M.  Valentine
                                             Vice President and Associate
                                             General Counsel

                                         By: /s/ Patricia A. Barry
                                             -----------------------------------
                                             Patricia A. Barry
                                             Assistant Secretary

                                   SCHEDULE I
                             MORTGAGE LOAN SCHEDULES

------------ ------------------------------------------------------------ ------------------------------- -------------------------
                                                                                                                  Primary
                                                                                                                 Servicing
 Prospectus                                                                                                       Fee Rate
     Tab                                                                           Cut-Off Date                    (basis
   Number                             Loan Name                                      Balance                      points)
------------ ------------------------------------------------------------ ------------------------------- -------------------------
------------ ------------------------------------------------------------ ------------------------------- -------------------------
   [ - ]                                [ - ]                                         [ - ]                        [ - ]
------------ ------------------------------------------------------------ ------------------------------- -------------------------
   [ - ]                                [ - ]                                         [ - ]                        [ - ]
------------ ------------------------------------------------------------ ------------------------------- -------------------------
   [ - ]                                [ - ]                                         [ - ]                        [ - ]
------------ ------------------------------------------------------------ ------------------------------- -------------------------
   [ - ]                                [ - ]                                         [ - ]                        [ - ]
------------ ------------------------------------------------------------ ------------------------------- -------------------------
   [ - ]                                [ - ]                                         [ - ]                        [ - ]
------------ ------------------------------------------------------------ ------------------------------- -------------------------
   [ - ]                                [ - ]                                         [ - ]                        [ - ]
------------ ------------------------------------------------------------ ------------------------------- -------------------------
   [ - ]                                [ - ]                                         [ - ]                        [ - ]
------------ ------------------------------------------------------------ ------------------------------- -------------------------
   [ - ]                                [ - ]                                         [ - ]                        [ - ]
------------ ------------------------------------------------------------ ------------------------------- -------------------------
   [ - ]                                [ - ]                                         [ - ]                        [ - ]
------------ ------------------------------------------------------------ ------------------------------- -------------------------
   [ - ]                                [ - ]                                         [ - ]                        [ - ]
------------ ------------------------------------------------------------ ------------------------------- -------------------------
   [ - ]                                [ - ]                                         [ - ]                        [ - ]
------------ ------------------------------------------------------------ ------------------------------- -------------------------
   [ - ]                                [ - ]                                         [ - ]                        [ - ]
------------ ------------------------------------------------------------ ------------------------------- -------------------------
   [ - ]                                [ - ]                                         [ - ]                        [ - ]
------------ ------------------------------------------------------------ ------------------------------- -------------------------
   [ - ]                                [ - ]                                         [ - ]                        [ - ]
------------ ------------------------------------------------------------ ------------------------------- -------------------------
   [ - ]                                [ - ]                                         [ - ]                        [ - ]
------------ ------------------------------------------------------------ ------------------------------- -------------------------
   [ - ]                                [ - ]                                         [ - ]                        [ - ]
------------ ------------------------------------------------------------ ------------------------------- -------------------------
   [ - ]                                [ - ]                                         [ - ]                        [ - ]
------------ ------------------------------------------------------------ ------------------------------- -------------------------
   [ - ]                                [ - ]                                         [ - ]                        [ - ]
------------ ------------------------------------------------------------ ------------------------------- -------------------------
   [ - ]                                [ - ]                                         [ - ]                        [ - ]
------------ ------------------------------------------------------------ ------------------------------- -------------------------
   [ - ]                                [ - ]                                         [ - ]                        [ - ]
------------ ------------------------------------------------------------ ------------------------------- -------------------------

------------ ------------------------------------------------------------ ------------------------------- -------------------------

                                   SCHEDULE II
                                   [reserved]

                                    EXHIBIT A
                         Pooling and Servicing Agreement

See copy of signed Pooling and Servicing Agreement delivered under separate cover.

                                    EXHIBIT B

Exhibit B-1:      Payment and Mortgage Loan Status Reports
Exhibit B-2:      Overview of Methodology of Allocation of Responsibility on
                  Post Closing Requests
Exhibit B-3:      Form of Property Inspection Reports
Exhibit B-4:      Task Description

                                   EXHIBIT B-1
                    Payment and Mortgage Loan Status Reports


Exhibit B-1(a):          Remittance report for payments received on
                         Mortgage Loans during the applicable Collection Period

Exhibit B-1(b):          Delinquency report

Exhibit B-1(c):          Real estate tax delinquency report

Exhibit B-1(d):          Insurance monitoring report

Exhibit B-1(e):          UCC form monitoring report

Exhibit B-1(f):          Day One Report

                                   EXHIBIT B-2
                    Overview of Methodology of Allocation of
                     Responsibility on Post Closing Requests

Exhibit B-2(a):          Overview of Methodology of Allocation of
                         Responsibility on Post Closing Requests

Exhibit B-2(b):          Chart Showing Classification of Post Closing Requests

Exhibit B-2(c):          Process for Handling Post Closing Requests Upon
                         Classification

                                 EXHIBIT B-2(a)
            Overview of Methodology of Allocation of Responsibility
                            on Post Closing Requests

            When Primary Servicer receives a request from a Mortgagor or other obligor under the Mortgage Loan or A/B Mortgage Loan, as applicable, for action ("Post Closing Request") on its related Mortgage Loan or A/B Mortgage Loan, Primary Servicer shall classify each Post Closing Request into one of the following three (3) categories:

       Post Closing Requests over which Primary Servicer shall have decision making authority to analyze, consent to, approve and process such requests, subject to consent rights in certain circumstances set forth in Exhibit B-2(c) below and, where applicable, Deemed Category 1 Requests ("Category 1 Requests");

       Post Closing Requests in which Primary Servicer shall gather information from Mortgagor and shall deliver such information together with a written analysis and recommendation for the consent and approval of such requests to the Capmark Master Servicer or Special Servicer, as Capmark Master Servicer Capmark Master Servicer applicable; other than Deemed Category 1 Requests ("Category 2 Requests"); and

       Post Closing Requests in which Primary Servicer will have no involvement but will refer the request to the Special Servicer ("Category 3 Requests").

            The attached chart details how a Post Closing Request will be classified into one of the three (3) categories specified above and the materials that follow detail how each Post Closing Request will be handled after classification.

            The objective is to process each Post Closing Request in accordance with the Servicing Standard, the terms of this Agreement, the Pooling and Servicing Agreement and with respect to any A/B Mortgage Loan, its applicable A/B Intercreditor Agreement, the REMIC Provisions, while providing responsive service to Mortgagors.

            The attached chart does not address Payment and Collection Description, Payment and Collection Reporting or Property Inspection Description, which is covered elsewhere in this Agreement.

EXHIBIT B-2(b)
Chart Showing Classification of Post Closing Requests

-------------------------- ----------------------------------- ------------------------------------------------
       Category                     When Applicable                               Examples
========================== =================================== ================================================
1 Category 1 Requests      Post Closing Request is either      Transfer rights contemplated in Mortgage Loan
(other than Deemed         (a) specifically authorized in      Documents (including without limitation
Category 1 Requests)       the related Mortgage Loan           assignment and assumption rights); partial
                           Documents (as defined in Exhibit    releases contemplated in Mortgage Loan
                           B-2(c)(A.1(b)), either expressly    Documents; easements contemplated in Mortgage
                           as a matter of right in favor of    Loan Documents; evaluation of alterations
                           the Mortgagor or upon the           under specified threshold; administer, monitor
                           satisfaction of certain specified   and release of reserve or escrow amounts in
                           conditions (including the           accordance with reserve or escrow agreements;
                           exercise of any specified           approval of leases below threshold specified
                           standard of consent or judgment     in Mortgage Loan Documents; additional lien,
                           within such conditions subject to   monetary encumbrance or mezzanine financing
                           the terms of this Agreement); or    placed on Mortgaged Property that is
                           (b) seeks the approval of the       specifically contemplated in Mortgage Loan
                           related Mortgagee under the         Documents under specified conditions; or
                           related Mortgage Loan Documents     process of defeasing a Mortgage Loan (except
                           for a Lease and/or the issuance     defeasance of a Specially Serviced Mortgage
                           of an SNDA for a Lease.             Loans which shall not be the responsibility of
                                                               the Primary Servicer) and servicing of
                                                               Mortgage Loans and A/B Mortgage Loans that
                                                               have been defeased; approval of a Lease
                                                               requiring such approval of Mortgagee under the
                                                               Mortgage Loan Documents; or issuance of an
                                                               SNDA.
========================== =================================== ================================================
2 Category 2 Requests for  Post Closing Request (other than    Consent to easement not contemplated in
all Mortgage Loans         Category 3 Request) is (a) not      Mortgage Loan Documents; partial releases not
(other than A/B Mortgage   specifically authorized or is       specifically contemplated in Mortgage Loan
Loans) and Deemed          prohibited or not addressed in      Documents; or subordinate or mezzanine
Category 1 Requests        the Mortgage Loan Documents; and    financing not specifically contemplated in
                           (b) not seeking approval of a       Mortgage Loan Documents.
                           Lease requiring such approval of
                           Mortgagee under the related
                           Mortgage Loan Documents or
                           issuance of an SNDA.


-------------------------- ----------------------------------- ------------------------------------------------
3 Category 3 Requests      Post Closing Requests to Money      Changes to maturity date, interest rate,
                           Terms, Defaulted Mortgage Loans     principal balance, amortization term, payment
                           or Mortgage Loans upon which a      amount or frequency; or any actions to loan in
                           Servicing Transfer Event has        default.
                           occurred.
-------------------------- ----------------------------------- ------------------------------------------------




--------------------------  ------------------------------------------
       Category                        Allocation of Fees
==========================  ==========================================
1 Category 1 Requests       Primary Servicer collects entire
(other than Deemed          administrative or processing fee
Category 1 Requests)        (including without limitation defeasance
                            fees), legal fees and out-of-pocket
                            expenses and 80% of any additional fees
                            or portions of fees (including without
                            limitation transfer fees) payable to
                            Capmark Master Servicer under Pooling
                            and Servicing Agreement (i.e.  transfer
                            fee).  Other 20% of such additional fees
                            are payable to Capmark Master Servicer.
                            Special Servicer would receive any
                            portion of fees due it under the Pooling
                            and Servicing Agreement.  Capmark Master
                            Servicer may also collect its
                            out-of-pocket expenses which it shall
                            itemize in reasonable detail.(1)







==========================  ==========================================
2 Category 2 Requests for   For all Mortgage Loans, other than A/B
all Mortgage Loans          Mortgage Loans:  Primary Servicer
(other than A/B Mortgage    entitled to one hundred percent (100%)
Loans) and Deemed           of administrative or processing fee.
Category 1 Requests         Additional fees are payable to Capmark
                            Master Servicer and/or Special Servicer
                            as specified in Pooling and Servicing
                            Agreement.  Capmark Master Servicer may
                            also collect its out-of- pocket
                            expenses.(1)  For all A/B Mortgage
                            Loans:  Same allocation of fees as
                            Category 1
--------------------------  ------------------------------------------
3 Category 3 Requests       Primary Servicer not entitled to fee.
                            Capmark Master Servicer or Special
                            Servicer is entitled to fees as provided
                            in the Pooling and Servicing
                            Agreement.(1)
--------------------------  ------------------------------------------

---------------------------

(1) No reference is made in this chart to the Aggregate Servicing Fee which shall be collected and governed in accordance with the terms of Sections 2.1, 2.3, 6.3 and 6.4 of this Agreement.

                                 EXHIBIT B-2(c)
         Process for Handling Post Closing Requests Upon Classification

Process for disposition of Post Closing Requests Once Classification is Made. Upon classification of a Post Closing Request into one of the three (3) categories enumerated above, Primary Servicer shall process the Post Closing Request as follows:

               Category 1 Requests and Deemed Category 1 Requests:

            If Primary Servicer classifies a Post Closing Request as a Category 1 Request or Deemed Category 1 Request, it shall promptly (but in no event more than five (5) Business Days after receiving such request) notify Capmark Master Servicer of (a) such request; (b) Primary Servicer's classification of the Post Closing Request as a Category 1 Request or Deemed Category 1 Request; and (c) Primary Servicer's Materiality Determination regarding any Category 1 Consent Aspect involved in such request. Notwithstanding the foregoing, as a result of the quarterly reconciliation of reserve accounts that Primary Servicer provides to Capmark Master Servicer under this Agreement, Primary Servicer shall have no obligation (a) except as required under Section 8.18(d) of the Pooling and Servicing Agreement, to notify or seek the consent of Capmark Master Servicer or Special Servicer (as applicable) of any disbursement made from an escrow or reserve account pursuant to and in accordance with the terms of such agreement governing such reserve or escrow or (b) to seek consent of Capmark Master Servicer to extend (1) the time available to a Mortgagor to complete repairs, replacements or improvements pursuant to an escrow or reserve agreement or (2) the expiration date of any letters of credit associated with such escrow or reserve, as long as (i) Primary Servicer promptly notifies Capmark Master Servicer in writing of such extension; (ii) the amount being held pursuant to the applicable escrow or reserve agreement at the time of the proposed extension is less than $1,000,000.00; (iii) the length of such extension when added to all other extensions granted after the Closing Date does not exceed one hundred eighty (180) days; and (iv) any such extension is in accordance with the terms of this Agreement (including without limitation the Servicing Standard) and the Pooling and Servicing Agreement and with respect to an A/B Mortgage Loan, the applicable A/B Intercreditor Agreement.

            Primary Servicer shall evaluate the Category 1 Request or Deemed Category 1 Request and process such request to meet the requirements set forth in the Mortgage Loan Documents for the applicable Mortgage Loan ("Mortgage Loan Documents") in a manner that complies with the terms of this Agreement and the Pooling and Servicing Agreement and with respect to an A/B Mortgage Loan, the applicable A/B Intercreditor Agreement. Such evaluation and processing may commence, and continue but may not be completed prior to Primary Servicer's notice to Capmark Master Servicer of the Category 1 Request or Deemed Category 1 Request. Primary Servicer shall draft, or cause to be drafted, all documents necessary or appropriate to effect the Category 1 Request or Deemed Category 1 Request in accordance with the terms of the Mortgage Loan Documents, this Agreement and the Pooling and Servicing Agreement with respect to an A/B Mortgage Loan, the applicable A/B Intercreditor Agreement.

            Notwithstanding the foregoing, the following additional requirements shall apply to particular types or aspects of Category 1 Requests:

            (i) If a Mortgagor requests to defease a Mortgage Loan or A/B Mortgage Loan (other than a Specially Serviced Mortgage Loan) and the Mortgage Loan Documents for such Mortgage Loan or A/B Mortgage Loan expressly provide for a defeasance, Primary Servicer shall treat such request as a Category 1 Request but shall, in addition to the other provisions of this Section 1 of Exhibit B-2(c), seek the prior written consent of Capmark Master Servicer prior to consenting to such defeasance, which consent shall not be withheld or delayed unreasonably when Primary Servicer submits to Capmark Master Servicer the items substantially as set forth on Appendix 1 of this Agreement relating to such defeasance, and any such decision of Capmark Master Servicer shall be in accordance with the terms of the Mortgage Loan Documents and the Servicing Standard. Failure of the Capmark Master Servicer to notify the Primary Servicer in writing of Master Servicer's determination to grant or withhold such consent, within five (5) Business Days following the Primary Servicer's delivery of the request for defeasance described above and the relevant information collected on such defeasance, shall be deemed to constitute a grant of such consent.

            (ii) If a Mortgagor requests consent to transfer the related Mortgaged Property and assign the related Mortgage Loan or A/B Mortgage Loan (other than a Specially Serviced Mortgage Loan) to another Person who shall assume the Mortgage Loan or A/B Mortgage Loan and the Mortgage Loan Documents expressly permit such assignment and assumption, subject to any conditions set forth in the Mortgage Loan Documents, Primary Servicer may treat such request as a Category 1 Request but shall, in addition to the other provisions of this Section 1 of Exhibit B-2(c), seek the prior written consent of Special Servicer prior to consenting to such assignment and assumption in accordance with the terms of Section 8.7 of the Pooling and Servicing Agreement (subject to any time periods applicable to Primary Servicer or Special Servicer for the giving, granting or deemed granting of such consent contained in the Pooling and Servicing Agreement) by submitting to Special Servicer the items substantially as set forth on Appendix 2 of this Agreement relating to such assignment and assumption. For the purpose of the foregoing sentence, the term "expressly permits" shall have the meaning assigned to it in Section 8.7 of the Pooling and Servicing Agreement.

            (iii) If a Mortgagor requests consent to place an additional lien, monetary encumbrance or mezzanine financing on the related Mortgaged Property and the Mortgage Loan Documents expressly permit such additional lien, monetary encumbrance or mezzanine financing, subject to any conditions set forth in the Mortgage Loan Documents, Primary Servicer may treat such request as a Category 1 Request but shall, in addition to the other provisions of this Section 1 of Exhibit B-2(c), seek the prior written consent of Special Servicer prior to consenting to such additional lien, monetary encumbrance or mezzanine financing in accordance with the terms of Section 8.7 of the Pooling and Servicing Agreement (subject to any time periods applicable to Primary Servicer or Special Servicer for the giving, granting or deemed granting of such consent contained in the Pooling and Servicing Agreement) by submitting to Special Servicer the items substantially as set forth on Appendix 3 of this Agreement relating to such additional lien, monetary encumbrance or mezzanine financing. For the purpose of the foregoing sentence, the term "expressly permits" shall have the meaning assigned to it in Section 8.7 of the Pooling and Servicing Agreement.

            (iv) If a Mortgagor requests consent to enter into a Lease on the related Mortgaged Property (and/or the associated issuance of an SNDA for such Lease), which Lease (a) requires the consent of the Mortgagee under the related Mortgage Loan Documents and
                  (b) qualifies as a Significant Lease, Primary Servicer may treat such request as a Category 1 Request but shall, in addition to the other provisions of this Section 1 of Exhibit B-2(c), seek the prior written consent of Master Servicer, which consent shall not be withheld or delayed unreasonably, prior to consenting to or disapproving of such Significant Lease (and/or the related SNDA) by submitting to Capmark Master Servicer the items substantially as set forth on Appendix 4 of this Agreement relating to such Significant Lease (and/or related SNDA). Failure of the Capmark Master Servicer to notify the Primary Servicer in writing of Master Servicer's determination to grant or withhold such consent within ten (10) Business Days following the Primary Servicer's delivery of the request for consent to the Lease, shall be deemed to constitute a grant of such consent.

            (v) If Primary Servicer makes a Materiality Determination that a Category 1 Consent Aspect is material, then Primary Servicer shall treat such request as a Category 1 Request, but shall, in addition to the other provisions of this Section A.1 of this Exhibit B-2(c), seek the prior written consent of Special Servicer prior to consenting to the applicable Category 1 Request, which consent shall not be withheld or delayed unreasonably, and any such decision of Special Servicer shall relate only to the Category 1 Consent Aspect and shall be in accordance with the terms of the Mortgage Loan Documents and the Servicing Standard. Failure of the Special Servicer to notify the Primary Servicer in writing of Special Servicer's determination to grant or withhold such consent, within five
                  (5) Business Days following the Primary Servicer's delivery of the request for consent to the Category 1 Consent Aspect, shall be deemed to constitute a grant of such consent.

            Upon conclusion of the negotiations of the documentation for the Category 1 Request or Deemed Category 1 Request, Primary Servicer may execute and deliver the operative documents to be executed to effect the Category 1 Request and take the other actions necessary or appropriate to conclude such request, in each case in accordance with the terms of this Agreement and the Pooling and Servicing Agreement and with respect to an A/B Mortgage Loan, the related A/B Intercreditor Agreement.

            Concurrently with the execution of this Agreement, Capmark Master Servicer shall provide to Primary Servicer a counterpart original of the Power of Attorney executed by the IQ14 Trust in favor of the Capmark Master Servicer and shall execute and deliver to Primary Servicer a Power of Attorney attached to this Agreement as Exhibit C. Primary Servicer shall promptly notify Capmark Master Servicer of the execution and delivery of any document on behalf of the Capmark Master Servicer and Trustee under such Power of Attorney ("POA Notice").

            Upon the request of Primary Servicer, Capmark Master Servicer shall execute and deliver the documents necessary or appropriate to effect a Category 1 Request or Deemed Category 1 Request. Such request shall not relieve Primary Servicer of its obligations under this Agreement regarding a Category 1 Request or Deemed Category 1 Request, including without limitation its obligation to evaluate and process such request in accordance with this Agreement and the Pooling and Servicing Agreement and with respect to an A/B Mortgage Loan, the related A/B Intercreditor Agreement and any indemnification obligation of Primary Servicer.

            Upon completion of each Category 1 Request or Deemed Category 1 Request, Primary Servicer shall promptly (but in no event more than five (5) Business Days after concluding such request) notify Capmark Master Servicer and Special Servicer (if its consent was required) and shall accompany such notice with a brief summary of the Category 1 Request or Deemed Category 1 Request, a brief summary of Primary Servicer's analysis and decision regarding such request, a POA Notice (if required) and a counterpart original or copy of the operative documents executed or received to effect the Category 1 Request or Deemed Category 1 Request.

            Notwithstanding the foregoing with the consent of Master Servicer, Primary Servicer may elect to classify and treat a Post Closing Request that otherwise qualifies as a Category 1 Request or Deemed Category 1 Request, as a Category 2 Request instead. In such case, Primary Servicer shall adhere to the provisions of this Agreement regarding Category 2 Requests or Deemed Category 1 Requests, and all aspects of such request (including without limitation the allocation of fees) shall be governed by the terms of this Agreement covering Category 2 Requests. Primary Servicer's decision in any one instance to treat a Post Closing Request that otherwise qualifies as a Category 1 Request or Deemed Category 1 Request, as a Category 2 Request instead, shall not compromise or affect its right on any other occasion to treat a similar request as a Category 1 Request or Deemed Category 1 Request.

            Notwithstanding anything to the contrary in this Section 1, if a Category 1 Request or Deemed Category 1 Request involves an action requiring the consent of Special Servicer under Section 8.18(d) of the Pooling and Servicing Agreement, Primary Servicer shall not be permitted to take any such actions without the consent of Special Servicer in accordance with such Section 8.18(d). For any action relating to a Mortgage Loan or an A/B Mortgage Loan requiring the consent of Special Servicer under Section 8.18(d) of the Pooling and Servicing Agreement, Primary Servicer shall have the responsibility to seek the consent of Special Servicer in accordance with such section. The foregoing conditions and requirements shall be in addition to the other conditions and requirements for Category 1 Requests or Deemed Category 1 Requests as set forth above.

            Category 2 Requests (other than Deemed Category 1 Requests):

            If Primary Servicer classifies a Post Closing Request as a Category 2 Request, it shall promptly (but in no event more than five (5) Business Days after Primary Servicer's receiving such request) notify Capmark Master Servicer of receiving such request, of the type of request and of Primary Servicer's classification of the Post Closing Request as a Category 2 Request. As part of such notice, Primary Servicer shall include the following:

            (vi) If such type of request has not previously been the subject of a Category 2 Request or a Requirements List (as defined below) has not previously been provided to Primary Servicer, then Primary Servicer shall request from Capmark Master Servicer a detailed list of the requirements to be satisfied for such request (the "Requirements List"). Capmark Master Servicer shall promptly (but in no event more than five (5) Business Days after receiving notification of such request) provide to Primary Servicer a Requirements List for such request.

            (vii) If the type of Category 2 Request has previously been the subject of a Post Closing Request, then Primary Servicer shall submit the existing Requirements List to Master Servicer. Primary Servicer may use such Requirements List for such request unless Capmark Master Servicer provides to Primary Servicer a replacement Requirements List within five (5) Business Days of such notice.

            A Requirements List (i) shall in no event be more burdensome than that required by Capmark Master Servicer of other loans in the IQ14 Trust for similar Post Closing Requests; (ii) shall not require Primary Servicer to incur additional third party costs or expenses; and (iii) shall require the gathering, collection and assembling of information only and not the preparation, evaluation, analysis of information or a recommendation regarding the Post Closing Request.

            Primary Servicer shall then use diligent efforts to collect and assemble the items on the applicable Requirements List. Upon such collection and assembly, Primary Servicer shall provide to Capmark Master Servicer all of the assembled items, a list of the items collected from the Requirements List, a list of any items not collected, any reasons why such items were not collected, a written analysis of the Category 2 Request in light of the items collected in a form reasonably satisfactory to Master Servicer, a recommendation whether to approve or disapprove such request and the appropriate division of the applicable fees in accordance with the terms of this Agreement and the Pooling and Servicing Agreement.

            Capmark Master Servicer shall use its reasonable best efforts to notify Primary Servicer with a consent or disapproval of the Category 2 Request within ten (10) Business Days of receiving such assembled items, analysis and recommendation. If Capmark Master Servicer disapproves such request, it shall provide Primary Servicer the reasons for such disapproval. If Capmark Master Servicer approves such request, Primary Servicer shall promptly process the Category 2 Request in a manner that complies with the terms of this Agreement and the Pooling and Servicing Agreement and with respect to an A/B Mortgage Loan, the related A/B Intercreditor Agreement. Primary Servicer shall draft, or cause to be drafted, all documents necessary to effect the Category 2 Request in accordance with the terms of the consent, the Mortgage Loan Documents, this Agreement and the Pooling and Servicing Agreement, and with respect to an A/B Mortgage Loan, the related A/B Intercreditor Agreement. Primary Servicer shall deal directly with the applicable Mortgagor regarding a Category 2 Request after Primary Servicer submits the items on the applicable Requirements List.

            Upon conclusion of the negotiations of the documentation for the Category 2 Request for which Capmark Master Servicer has granted its consent, Primary Servicer may execute and deliver the operative documents to be executed to effect the Category 2 Request and take the other actions necessary or appropriate to conclude such request, in each case in accordance with the terms of this Agreement and the Pooling and Servicing Agreement and with respect to an A/B Mortgage Loan, the related A/B Intercreditor Agreement.

            Upon the request of Primary Servicer, Capmark Master Servicer shall execute and deliver the documents necessary or appropriate to effect a Category 2 Request, which documents shall be prepared by the Primary Servicer. Such request shall not relieve Primary Servicer of its obligations under this Agreement regarding a Category 2 Request, including without limitation its obligation to evaluate and process such request in accordance with this Agreement and the Pooling and Servicing Agreement and with respect to an A/B Mortgage Loan, the related A/B Intercreditor Agreement and any indemnification obligation of Primary Servicer.

            Upon completion of each Category 2 Request, Primary Servicer shall promptly (but in no event more than ten (10) Business Days after concluding such request) notify Capmark Master Servicer and shall accompany such notice with a copy of the operative documents executed or received to effect the Category 2 Request.

            Notwithstanding anything to the contrary in this Section 2, if a Category 2 Request involves an action requiring the consent of Special Servicer under Section 8.18(d) of the Pooling and Servicing Agreement, Primary Servicer shall not be permitted to take any such action without the consent of Special Servicer in accordance with such Section 8.18(d). For any action relating to a Mortgage Loan or an A/B Mortgage Loan requiring the consent of Special Servicer under Section 8.18(d) of the Pooling and Servicing Agreement, Primary Servicer shall have the responsibility to seek the consent of Special Servicer in accordance with such section. The foregoing conditions and requirements shall be in addition to the other conditions and requirements for Category 2 Requests as set forth above.

            Category 3 Requests:

            If Primary Servicer classifies a Post Closing Request as a Category 3 Request, it shall promptly (but in no event more than five (5) Business Days after receiving such request) notify Capmark Master Servicer and Special Servicer of receiving such request and of Primary Servicer's classification of the Post Closing Request as a Category 3 Request and shall refer such Category 3 Request to the Special Servicer for handling in accordance with the Pooling and Servicing Agreement.

            Upon such referral, Primary Servicer shall notify the applicable Mortgagor of such referral and shall direct the Mortgagor that all further correspondence and interaction regarding the applicable Category 3 Request shall be directed to and through the Special Servicer (unless the Special Servicer and Capmark Master Servicer shall otherwise direct the Primary Servicer). Primary Servicer shall forward all correspondence and other information regarding such request in its possession to Special Servicer.

Dispute of Classification.

            Notification of Dispute. If either Capmark Master Servicer or Special Servicer disputes the classification of Primary Servicer of any Post Closing Request (for purposes of this Section B, the term "classification" shall include a Materiality Determination of Primary Servicer regarding a Category 1 Consent Aspect with respect to such Post Closing Request), then Capmark Master Servicer or Special Servicer, as applicable, shall notify Primary Servicer of such dispute promptly (but in no event more than five (5) Business Days from Primary Servicer's notice of such classification) in writing and the specific reasons for such dispute. The parties shall then work in good faith for a period not more than five (5) Business Days to resolve the classification of the Post Closing Request. Primary Servicer's classification of a Post Closing Request shall govern the handling of such request absent Primary Servicer's receipt of notice of such dispute within the specified time period but shall not diminish the obligation of Primary Servicer to classify Post Closing Requests in accordance with this Agreement and to handle such requests in accordance with this Agreement and the Pooling and Servicing Agreement and with respect to an A/B Mortgage Loan, the related A/B Intercreditor Agreement.

            Resolution of Dispute in Absence of Agreement. If after such good faith efforts to resolve such classification dispute the parties cannot agree to a classification, then the following shall apply: For Mortgage Loans or A/B Mortgage Loans that individually, or together with all other Mortgage Loans and A/B Mortgage Loans that have the same or an affiliated Mortgagor or that are cross-collateralized with such Mortgage Loans or A/B Mortgage Loans have a principal balance on the Cut-Off Date that is in excess of two percent (2%) of the then Aggregate Principal Balance, then the good faith classification of the Capmark Master Servicer or Special Servicer, as applicable, shall govern. For Mortgage Loans that individually, or together with all other Mortgage Loans and A/B Mortgage Loans that have the same or an affiliated Mortgagor or that are cross-collateralized with such Mortgage Loans or A/B Mortgage Loans have a principal balance on the Cut-Off Date that is equal to or less than two percent (2%) of the then Aggregate Principal Balance, then the good faith classification of the Primary Servicer shall govern; provided that, in no event, shall Primary Servicer's classification govern if such classification would, in the sole judgment of Capmark Master Servicer or Special Servicer (as applicable), conflict with any provision of the Pooling and Servicing Agreement or result in a default by Capmark Master Servicer or Special Servicer under the Pooling and Servicing Agreement.

            Processing of Post Closing Request During Dispute. During a pending dispute over classification of a Post Closing Request, the parties shall continue to cooperate to process such request in accordance with Primary Servicer's initial classification until a resolution is achieved or, failing resolution, the Post Closing Request is classified in accordance with the terms of Section B.2 of this Exhibit B-2(c). Capmark Master Servicer and Primary Servicer acknowledge that it is a goal of both parties not to unduly burden or delay the processing of a Post Closing Request even though a dispute about classification of such request may exist but in any event the processing of a Post Closing Request must be accomplished in a manner consistent and in compliance with the Pooling and Servicing Agreement and with respect to an A/B Mortgage Loan, the related A/B Intercreditor Agreement.

                                   EXHIBIT B-3
                 Capmark Master Servicer Capmark Master Servicer
                      Forms of Property Inspection Reports

                                See CMSA Website

                                   EXHIBIT B-4
                                TASK DESCRIPTION

                   MASTER SERVICER/PRIMARY SERVICER TASK LIST
         COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-IQ14

Note: Some listed tasks designate more than one party to perform that function by placing an "X" in more than one column. In these instances, the parties shall follow any specific guidance about the allocation of responsibilities in completing the task found in the terms of this Agreement (including Exhibits B-2 and B-3). In the absence of specific allocation of obligations in this Agreement, the parties shall work in good faith to allocate responsibilities in a fair and equitable manner in accordance with this Agreement and the Pooling and Servicing Agreement.

-------------------------------------------------------------------------------- -------- -------- -------- -------
                                                                                  MASTER  PRIMARY   SPECIAL TRUSTEE
                                                                                 SERVICER SERVICER SERVICER
-------------------------------------------------------------------------------- -------- -------- -------- -------
-------------------------------------------------------------------------------- -------- -------- -------- -------
1.     Asset Files
-------------------------------------------------------------------------------- -------- -------- -------- -------
       Original credit file management                                                       X
-------------------------------------------------------------------------------- -------- -------- -------- -------
       Original collateral file (security)                                                                     X
-------------------------------------------------------------------------------- -------- -------- -------- -------
       Authorized parties list for request for release of collateral from
       Trustee                                                                       X       X
-------------------------------------------------------------------------------- -------- -------- -------- -------
       Establish servicing files criteria                                            X       X
-------------------------------------------------------------------------------- -------- -------- -------- -------
       Provide access to servicing files and copies of servicing files or of
       specific docs upon request to the Master Servicer                                     X

-------------------------------------------------------------------------------- -------- -------- -------- -------
       Request delivery of files from Trustee upon request and certification
       of Primary Servicer                                                                    X
-------------------------------------------------------------------------------- -------- -------- -------- -------

-------------------------------------------------------------------------------- -------- -------- -------- -------
2.     Property Taxes
-------------------------------------------------------------------------------- -------- -------- -------- -------
       Preparation and delivery of quarterly tax delinquency reports                         X
-------------------------------------------------------------------------------- -------- -------- -------- -------
       Monitoring of tax status - Loans with/without escrows                                 X
-------------------------------------------------------------------------------- -------- -------- -------- -------
       Recommendation of payment of taxes - Loans with/without escrows                       X
-------------------------------------------------------------------------------- -------- -------- -------- -------
       Notification of advance requirement 3 business days prior to advance
       being required                                                                        X
-------------------------------------------------------------------------------- -------- -------- -------- -------
       Payment of taxes - with sufficient escrows                                            X
-------------------------------------------------------------------------------- -------- -------- -------- -------
       Payment of taxes - with escrow shortfall                                      X
-------------------------------------------------------------------------------- -------- -------- -------- -------

-------------------------------------------------------------------------------- -------- -------- -------- -------
3.     Property Insurance
-------------------------------------------------------------------------------- -------- -------- -------- -------
       Preparation and delivery of quarterly insurance tickler reports                       X
-------------------------------------------------------------------------------- -------- -------- -------- -------
       Monitoring of insurance status - Loans with/without escrows                           X
-------------------------------------------------------------------------------- -------- -------- -------- -------
       Ensure insurance carrier meets Pooling and Servicing Agreement
       qualifications                                                                        X
-------------------------------------------------------------------------------- -------- -------- -------- -------
       Ensure insurance in favor of the Capmark Master Servicer on behalf of
       the Trustee                                                                           X
-------------------------------------------------------------------------------- -------- -------- -------- -------
       Recommendation of payment or force placement of insurance with/without
       escrow                                                                                X
-------------------------------------------------------------------------------- -------- -------- -------- -------
       Notification of advance requirement or force placement of insurance
       3 business days prior to                                                              X
       advance being required
-------------------------------------------------------------------------------- -------- -------- -------- -------
       Payment of insurance - with sufficient escrows                                        X
-------------------------------------------------------------------------------- -------- -------- -------- -------
       Payment of insurance or force placement - with escrow shortfall               X
-------------------------------------------------------------------------------- -------- -------- -------- -------
       Category 1 Requests and Deemed Category 1 Requests
-------------------------------------------------------------------------------- -------- -------- -------- -------
           Preparation and presentment of claims                                             X
-------------------------------------------------------------------------------- -------- -------- -------- -------
           Collection of insurance proceeds                                                  X
-------------------------------------------------------------------------------- -------- -------- -------- -------
       Category 2 Requests
-------------------------------------------------------------------------------- -------- -------- -------- -------
           Preparation and presentment of claims                                     X
-------------------------------------------------------------------------------- -------- -------- -------- -------
           Collection of insurance proceeds                                          X
-------------------------------------------------------------------------------- -------- -------- -------- -------

-------------------------------------------------------------------------------- -------- -------- -------- -------
4.     UCC Continuation Filings
-------------------------------------------------------------------------------- -------- -------- -------- -------
       Preparation and delivery of quarterly UCC tickler report                              X
-------------------------------------------------------------------------------- -------- -------- -------- -------
       Maintain tickler system of refiling the dates on all Loans                            X
-------------------------------------------------------------------------------- -------- -------- -------- -------
       File UCC Continuation Statements                                                      X
-------------------------------------------------------------------------------- -------- -------- -------- -------
       Pay recording fees                                                                    X
-------------------------------------------------------------------------------- -------- -------- -------- -------
       Monitor tickler system                                                                X
-------------------------------------------------------------------------------- -------- -------- -------- -------

-------------------------------------------------------------------------------- -------- -------- -------- -------
5.     Collection/Deposit/Distribution of P&I payments and Principal
       Prepayments
-------------------------------------------------------------------------------- -------- -------- -------- -------
       Collection and deposit of loan P&I payments                                           X
-------------------------------------------------------------------------------- -------- -------- -------- -------
       Remittance of available Primary Servicer P&I payments to Capmark Master
       Servicer and B Note holders, as applicable (net of Aggregate Servicing                X
       Fee and other fees payable to the Primary Servicer by the B Note holders)
-------------------------------------------------------------------------------- -------- -------- -------- -------
       Provide Collection Reports to Master Servicer                                         X
-------------------------------------------------------------------------------- -------- -------- -------- -------
       Distribution of P&I payments to the Trustee                                   X
-------------------------------------------------------------------------------- -------- -------- -------- -------
       Distribution of Special Servicer compensation                                 X
-------------------------------------------------------------------------------- -------- -------- -------- -------
       Approval of Prepayment Premiums                                               X
-------------------------------------------------------------------------------- -------- -------- -------- -------

-------------------------------------------------------------------------------- -------- -------- -------- -------
6.     Collection/Deposit/Disbursement of Reserves
-------------------------------------------------------------------------------- -------- -------- -------- -------
       Collection and deposit of reserves                                                    X
-------------------------------------------------------------------------------- -------- -------- -------- -------
       Disbursement of reserves                                                              X
-------------------------------------------------------------------------------- -------- -------- -------- -------

-------------------------------------------------------------------------------- -------- -------- -------- -------
7.     Customer Billing, Collection and Customer Service Contact delinquent
       borrowers by phone 3 days after delinquent date                                       X

-------------------------------------------------------------------------------- -------- -------- -------- -------
       Send 30 day delinquent notices.                                                       X
-------------------------------------------------------------------------------- -------- -------- -------- -------
       Send notice of balloon payment to each Mortgagor one year, 180, and 90
       days prior to the related maturity date                                               X

-------------------------------------------------------------------------------- -------- -------- -------- -------
       Provide copy of Balloon Mortgage Loan notice to Master Servicer                       X
-------------------------------------------------------------------------------- -------- -------- -------- -------

-------------------------------------------------------------------------------- -------- -------- -------- -------
8.     Escrows
-------------------------------------------------------------------------------- -------- -------- -------- -------
       Setup and monitor Escrow Accounts including escrow analysis                           X
-------------------------------------------------------------------------------- -------- -------- -------- -------
       Pay borrower investment income required                                               X
-------------------------------------------------------------------------------- -------- -------- -------- -------
       Prepare annual escrow analysis                                                        X
-------------------------------------------------------------------------------- -------- -------- -------- -------

-------------------------------------------------------------------------------- -------- -------- -------- -------
9.     Loan payment history/calculation
-------------------------------------------------------------------------------- -------- -------- -------- -------
       Maintain loan payment history                                                         X
-------------------------------------------------------------------------------- -------- -------- -------- -------
       Create payoff/reinstatement statements and telecopy to Capmark Master
       Servicer                                                                              X
-------------------------------------------------------------------------------- -------- -------- -------- -------
       Approve payoff calculations and telecopy approval to Primary Servicer
       within five (5) Business Days                                                 X
-------------------------------------------------------------------------------- -------- -------- -------- -------

-------------------------------------------------------------------------------- -------- -------- -------- -------
10.    Monitoring of Financial and Legal Covenants
-------------------------------------------------------------------------------- -------- -------- -------- -------
       Collect quarterly and annual operating statements, budgets, rent rolls
       and borrower financial statements, as applicable.                                     X

-------------------------------------------------------------------------------- -------- -------- -------- -------
       Deliver Operating Statement Analysis Report, CMSA Financial File and
       NOI Adjustment Worksheet in accordance with Section 2.1(c)(viii) of                   X
       this Agreement.
-------------------------------------------------------------------------------- -------- -------- -------- -------
       Deliver one (1) copy of quarterly and annual operating statements,
       budgets, rent rolls and borrower financial statement, as applicable,                  X
       within thirty (30) days of Primary Servicer's receipt
-------------------------------------------------------------------------------- -------- -------- -------- -------
       Complete CMSA Loan Setup File for Mortgage Loans                              X       X
-------------------------------------------------------------------------------- -------- -------- -------- -------
       Complete CMSA Loan Periodic Update File for Mortgage Loans                    X
-------------------------------------------------------------------------------- -------- -------- -------- -------
       Complete and deliver CMSA Property File for Mortgage Loans                            X
-------------------------------------------------------------------------------- -------- -------- -------- -------
       Complete and deliver quarterly Operating Statement Analysis Report
       and CMSA Quarterly Financial File in accordance with Section 2.1(c)(viii)     X       X
       of this Agreement.
-------------------------------------------------------------------------------- -------- -------- -------- -------
       Cash account Reconciliations - Copies of monthly bank statements for
       all deposit, escrow and reserve accounts                                              X

-------------------------------------------------------------------------------- -------- -------- -------- -------
       CMSA Supplemental Reports
-------------------------------------------------------------------------------- -------- -------- -------- -------
           Complete Servicer Watch List                                                      X
-------------------------------------------------------------------------------- -------- -------- -------- -------
           Complete Comparative Financial Status Report                                      X
-------------------------------------------------------------------------------- -------- -------- -------- -------
           Delinquent Loan Status Report                                             X
-------------------------------------------------------------------------------- -------- -------- -------- -------
           REO Status Report                                                         X
-------------------------------------------------------------------------------- -------- -------- -------- -------
           Historical Loan Status Report                                             X
-------------------------------------------------------------------------------- -------- -------- -------- -------
           Historical Liquidation Report                                             X
-------------------------------------------------------------------------------- -------- -------- -------- -------
           CMSA Loan Level Reserve/LOC Report                                                X
-------------------------------------------------------------------------------- -------- -------- -------- -------

-------------------------------------------------------------------------------- -------- -------- -------- -------
11.    Advancing
-------------------------------------------------------------------------------- -------- -------- -------- -------
       Determination of Non-Recoverability                                           X
-------------------------------------------------------------------------------- -------- -------- -------- -------

-------------------------------------------------------------------------------- -------- -------- -------- -------
12.    Borrower Inquiries/Performing Loans
-------------------------------------------------------------------------------- -------- -------- -------- -------
       Performing Loans - respond to routine billing questions                               X
-------------------------------------------------------------------------------- -------- -------- -------- -------
       Category 1 Requests and Deemed Category 1 Requests
-------------------------------------------------------------------------------- -------- -------- -------- -------
           Assumptions & Due on sale:
-------------------------------------------------------------------------------- -------- -------- -------- -------
                Borrower contact and data gathering                                          X
-------------------------------------------------------------------------------- -------- -------- -------- -------
                Underwriting and analysis of request                                         X
-------------------------------------------------------------------------------- -------- -------- -------- -------
                Approval of assumption                                                       X
-------------------------------------------------------------------------------- -------- -------- -------- -------
                Consent to assumption                                                                  X
-------------------------------------------------------------------------------- -------- -------- -------- -------
                Close assumption                                                             X
-------------------------------------------------------------------------------- -------- -------- -------- -------
       Category 2 Requests
-------------------------------------------------------------------------------- -------- -------- -------- -------
           Assumptions & Due on sale:
-------------------------------------------------------------------------------- -------- -------- -------- -------
                Initial Borrower contact and data gathering                                  X
-------------------------------------------------------------------------------- -------- -------- -------- -------
                Underwriting and analysis                                                    X         X
-------------------------------------------------------------------------------- -------- -------- -------- -------
                Approval of assumption                                                       X         X
-------------------------------------------------------------------------------- -------- -------- -------- -------
                Consent to assumption                                                                  X
-------------------------------------------------------------------------------- -------- -------- -------- -------
                Close assumption (directly with Borrower)                                    X
-------------------------------------------------------------------------------- -------- -------- -------- -------

-------------------------------------------------------------------------------- -------- -------- -------- -------
       Category 1 Requests and Deemed Category 1 Requests
-------------------------------------------------------------------------------- -------- -------- -------- -------
           Additional Liens, Monetary Encumbrances or Mezzanine Financing:
-------------------------------------------------------------------------------- -------- -------- -------- -------
                Borrower contact and data gathering                                          X
-------------------------------------------------------------------------------- -------- -------- -------- -------
                Underwriting and analysis of request                                         X
-------------------------------------------------------------------------------- -------- -------- -------- -------
                Approval of additional lien, monetary encumbrance or mezzanine
                financing                                                                    X
-------------------------------------------------------------------------------- -------- -------- -------- -------
                Consent to additional lien, monetary encumbrance or
                mezzanine financing                                                          X
-------------------------------------------------------------------------------- -------- -------- -------- -------
                Close additional lien, monetary encumbrance or mezzanine
                financing                                                                    X
-------------------------------------------------------------------------------- -------- -------- -------- -------
       Category 2 Requests
-------------------------------------------------------------------------------- -------- -------- -------- -------
           Additional Liens, Monetary Encumbrances or Mezzanine Financing:
-------------------------------------------------------------------------------- -------- -------- -------- -------
                Initial Borrower contact and data gathering                                  X
-------------------------------------------------------------------------------- -------- -------- -------- -------
                Underwriting and analysis                                                    X         X
-------------------------------------------------------------------------------- -------- -------- -------- -------
                Approval of additional lien, monetary encumbrance or mezzanine
                financing                                                            X                 X
-------------------------------------------------------------------------------- -------- -------- -------- -------
                Consent to additional lien, monetary encumbrance or mezzanine
                financing                                                                    X
-------------------------------------------------------------------------------- -------- -------- -------- -------
                Close additional lien, monetary encumbrance or mezzanine
                financing (directly with Borrower)                                           X
-------------------------------------------------------------------------------- -------- -------- -------- -------
       Modifications (Non-Money Terms), Waivers, Consents and Extensions up
       to 60 days (not otherwise provided in this Agreement):
-------------------------------------------------------------------------------- -------- -------- -------- -------
           Initial Borrower contact and data gathering                                       X
-------------------------------------------------------------------------------- -------- -------- -------- -------
           Underwriting and analysis                                                         X
-------------------------------------------------------------------------------- -------- -------- -------- -------
           Approval of modification and extensions up to 60 days (Category 1
           Requests and Deemed Category 1 Requests)                                          X

-------------------------------------------------------------------------------- -------- -------- -------- -------
           Approval of modification and extensions up to 60 days
           (Category 2 Request)                                                      X
-------------------------------------------------------------------------------- -------- -------- -------- -------
           Consent to modification and waivers and other consents (not
           otherwise provided in this Agreement)                                                       X

-------------------------------------------------------------------------------- -------- -------- -------- -------
           Closing Documents and Closing                                                     X
-------------------------------------------------------------------------------- -------- -------- -------- -------
       Modification (Money Terms):                                                                     X
-------------------------------------------------------------------------------- -------- -------- -------- -------
       Extensions of Maturity Date (more than 60 days):                                                X
-------------------------------------------------------------------------------- -------- -------- -------- -------
       Response to request for Discounted Payoffs, Workouts, Restructures,
       Forbearances and Casualties                                                                     X
-------------------------------------------------------------------------------- -------- -------- -------- -------
       Condemnation (only with respect to Specially Serviced Mortgage Loans
       the Special Servicer will perform such functions)                             X       X         X

-------------------------------------------------------------------------------- -------- -------- -------- -------

-------------------------------------------------------------------------------- -------- -------- -------- -------
13.    Monthly Reporting (Hardcopy & Electronic mail)
-------------------------------------------------------------------------------- -------- -------- -------- -------
       Day One Report                                                                        X
-------------------------------------------------------------------------------------------------------------------
       Delinquency and past due reporting on all Loans                                       X
-------------------------------------------------------------------------------- -------- -------- -------- -------
       Deliver on April 25, July 25, October 25 and January 25 of each year a
       Quarterly Servicing Accounts Reconciliation Certification in the form of      X
       Exhibit D
-------------------------------------------------------------------------------- -------- -------- -------- -------

-------------------------------------------------------------------------------- -------- -------- -------- -------
14.    Category 1 Requests and Deemed Category 1 Requests
-------------------------------------------------------------------------------- -------- -------- -------- -------
           Release of Collateral
-------------------------------------------------------------------------------- -------- -------- -------- -------
                Determination if collateral should be released                               X
-------------------------------------------------------------------------------- -------- -------- -------- -------
                Consent to release collateral                                                X
-------------------------------------------------------------------------------- -------- -------- -------- -------
                Request delivery of files from Trustee upon Primary Servicer
                request and certification                                                    X
-------------------------------------------------------------------------------- -------- -------- -------- -------
                Preparation and recordation of release deeds all Loans (full
                and partial)                                                                 X
-------------------------------------------------------------------------------- -------- -------- -------- -------
       Category 2 Requests
-------------------------------------------------------------------------------------------------------------------
           Release of Collateral
-------------------------------------------------------------------------------- -------- -------- -------- -------
                Initial Borrower contact and data gathering                                  X
-------------------------------------------------------------------------------- -------- -------- -------- -------
                Underwriting and analysis                                                    X
-------------------------------------------------------------------------------- -------- -------- -------- -------
                Determination if collateral should be released                       X
-------------------------------------------------------------------------------- -------- -------- -------- -------
                Consent to release collateral                                        X
-------------------------------------------------------------------------------- -------- -------- -------- -------
                Request delivery of files from Trustee                                       X
-------------------------------------------------------------------------------- -------- -------- -------- -------
                Preparation and recordation of release deeds all Loans (full
                and partial)                                                                 X
-------------------------------------------------------------------------------- -------- -------- -------- -------

-------------------------------------------------------------------------------- -------- -------- -------- -------
15.    Property Annual Inspections
-------------------------------------------------------------------------------- -------- -------- -------- -------
       Conduct site inspection per Pooling and Servicing Agreement requirement               X
-------------------------------------------------------------------------------- -------- -------- -------- -------
       Provide 3 copies of site inspection reports to the Capmark Master
       Servicer within 30 days of inspection but not later than December 15                  X
       of each year beginning in 2008
-------------------------------------------------------------------------------- -------- -------- -------- -------

-------------------------------------------------------------------------------- -------- -------- -------- -------
16.    Preparation of servicing transfer letters                                             X
-------------------------------------------------------------------------------- -------- -------- -------- -------

-------------------------------------------------------------------------------- -------- -------- -------- -------
17.    Preparation of IRS Reporting (1098s and 1099s or other tax reporting
       requirements) and delivery of copies to the Capmark Master Servicer by                X
       January 31 of each year
-------------------------------------------------------------------------------- -------- -------- -------- -------

-------------------------------------------------------------------------------- -------- -------- -------- -------
18.    Provide Primary Servicer Form 8-K Information Reports, Primary Servicer
       Form 10-D Information Reports and Primary Servicer Form 10-K Information              X
       Reports at the times and in the manner set forth in Section 5.13(c) of this Primary Servicing Agreement
-------------------------------------------------------------------------------- -------- -------- -------- -------

-------------------------------------------------------------------------------- -------- -------- -------- -------
19.    Provide annual statement of compliance at the times and in the manner
       set forth in Section 5.13(c) of this Primary Servicing Agreement                      X

-------------------------------------------------------------------------------- -------- -------- -------- -------

-------------------------------------------------------------------------------- -------- -------- -------- -------
20.    Provide either (a) a report regarding Primary Servicer's assessment of
       compliance with servicing criteria and a report by a registered public                X
       accounting firm that attests to and reports on such assessment report or (b) a report of a firm of independent public accounts based on
       USAP- compliant examinations, as the case may be, at the times, in the manner and as specified in Section 5.13(c) of this Primary Servicing
       Agreement.
-------------------------------------------------------------------------------- -------- -------- -------- -------

-------------------------------------------------------------------------------- -------- -------- -------- -------
21.    Provide annual Sarbanes-Oxley back-up certification at the times and
       in the manner set forth in Section 5.13(c)(v) of this Primary                         X
       Servicing Agreement
-------------------------------------------------------------------------------- -------- -------- -------- -------

-------------------------------------------------------------------------------- -------- -------- -------- -------
22.    Compensation
-------------------------------------------------------------------------------- -------- -------- -------- -------
       Primary Servicer Fee and other fees payable to the Primary Servicer by
       the B Note holders                                                                    X
-------------------------------------------------------------------------------- -------- -------- -------- -------
       Investment earnings on Primary Servicer Collection Account                            X
-------------------------------------------------------------------------------------------------------------------
       Investment earnings on tax & insurance reserves not payable to borrower               X
-------------------------------------------------------------------------------- -------- -------- -------- -------
       Investment earnings on reserve accounts not payable to borrower                       X
-------------------------------------------------------------------------------- -------- -------- -------- -------
       Late charges to the extent collected from borrower (offsets advance
       interest per Pooling and Servicing Agreement)                                 X

-------------------------------------------------------------------------------- -------- -------- -------- -------

-------------------------------------------------------------------------------- -------- -------- -------- -------
23.    Defeasance
-------------------------------------------------------------------------------- -------- -------- -------- -------
       Coordinate, analyze, approve, and process defeasance request                          X
-------------------------------------------------------------------------------- -------- -------- -------- -------
       Consent to defeasance                                                         X
-------------------------------------------------------------------------------- -------- -------- -------- -------
       Service Defeasance Loans                                                              X
-------------------------------------------------------------------------------- -------- -------- -------- -------
       Retain all fees associated with Defeasance Loans                                      X
-------------------------------------------------------------------------------- -------- -------- -------- -------

                                    EXHIBIT C
             Form of Power of Attorney from Capmark Master Servicer

RECORDING REQUESTED BY:

AND WHEN RECORDED MAIL TO:

Attention:  Commercial Mortgage Pass-Through Certificates Series 2007-IQ14


                    Space above this line for Recorder's use
--------------------------------------------------------------------------------

                            LIMITED POWER OF ATTORNEY
                                (MASTER SERVICER)

            CAPMARK FINANCE, INC, acting solely in its capacity as Capmark Master Servicer ("Master Servicer"), under the Pooling and Servicing Agreement dated as of May 1, 2007 (the "Pooling and Servicing Agreement") and a Primary Servicing Agreement dated as of May 1, 2007 (the "Primary Servicing Agreement"), in each case relating to the Commercial Mortgage Pass-Through Certificates, Series 2007-IQ14, does hereby nominate, constitute and appoint Principal Global Investors, LLC ("PGI"), as Primary Servicer under the Primary Servicing Agreement ("Primary Servicing Agreement"), as its true and lawful attorney-in-fact for it and in its name, place, stead and for its use and benefit:

            To perform any and all acts which may be necessary or appropriate to enable PGI to service and administer the Mortgage Loans (as defined in the Primary Servicing Agreement) in connection with the performance by PGI of its duties as Primary Servicer under the Primary Servicing Agreement, giving and granting unto PGI full power and authority to do and perform any and every act necessary, requisite, or proper in connection with the foregoing and hereby ratifying, approving or confirming all that PGI shall lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has caused this limited power of attorney to be executed as of this _____ day of _________________.

                                          CAPMARK FINANCE, INC., acting solely
                                          in its capacity as Capmark Master
                                          Servicer under the Pooling and
                                          Servicing Agreement and the Primary
                                          Servicing Agreement

                                          By:
                                              ----------------------------------
                                              Name:
                                              Title:

                                    EXHIBIT D

            Quarterly Servicing Accounts Reconciliation Certification

            Primary Servicer: Principal Global Investors, LLC

            Re: Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-IQ14

            Pursuant to the Primary Servicing Agreement between Capmark Finance, Inc. ("Capmark") and Principal Global Investors, LLC ("Primary Servicer") for the transaction referenced above, I hereby certify with respect to each mortgage loan serviced by Primary Servicer for Capmark for such transaction that within 25 days after the end of each of the months of [January, February and March] [April, May and June] [July, August and September] [October, November and December], any and all deposit accounts, escrow accounts and reserve accounts, and any and all other collection accounts and servicing accounts, related to such mortgage loan have been properly reconciled, and the reconciliations have been reviewed and approved, by Primary Servicer's management, except as otherwise noted below:

            EXCEPTIONS:
                       ---------------------------------------------------------

                                          [Signature]
            ------------------------------

            Name: [INSERT NAME OF SERVICING OFFICER]

            Title: Servicing Officer, Principal Global Investors, LLC

            Date: [April, July, October, January] 25, [20___]

                                    EXHIBIT E

                 Form of Cover Page for Report or Certification

                          Compliance Information Report

Identifying Information for this Report:

Date of Submission:                       _________________________________________________________________________

Depositor:                                _________________________________________________________________________

Trust:                                    _________________________________________________________________________

Pooling and Servicing                     Pooling and Servicing Agreement dated as of________________________, ___,

Agreement:                                among ___________________________________________________________________

Subservicing Agreement:                   Subservicing Agreement dated as of, ____, ______between
                                          Capmark Finance, Inc., as Capmark Master Servicer, and
Capmark Master Servicer:                  _______________, as Primary Servicer.
Primary Servicer:
Primary Servicer Contact Person:          Capmark Master Servicer:                  Capmark Finance, Inc.

                                          Primary Servicer:________________________________________________________

                                          Primary Servicer Contact       __________________________________________
                                          Person:                        [Name] [telephone] [facsimile]
[email address]

This Report Contains the Following Information:

Immediate Reporting:
                [_]                         Form 8-K Reporting Information
Monthly Reporting:
                [_]                         Form 10-D Reporting Information
Annual Reporting:
                [_]                         Form 10-K Reporting Information
Annual Compliance:
                [_]                         Compliance Assessment Report (Item 1122(a)) by Primary
                                            Servicer on Compliance With Servicing Criteria in Item
                                            1122(d) of Regulation AB

                [_]                         Attestation Report (Item 1122(b)) by Registered Public
                                            Accounting Firm on Compliance Assessment Report

                [_]                         Statement of Compliance (Item 1123)

                [_]                         Sarbanes-Oxley Back-Up Certification

This Report Amends Prior Reporting Information:

                [_]                         Yes -   Date of Submission of Prior Reporting Information:

                                                    _____/_____/_____

                [_]                         No

                                   APPENDIX 1
           Items Required for Defeasance Submission to Master Servicer

            REQUEST FOR CAPMARK MASTER SERVICER CONSENT TO DEFEASANCE

            Primary Servicer shall submit to Capmark Master Servicer the following listed items to seek the consent of Capmark Master Servicer to a defeasance of a Mortgage Loan or an AB Mortgage Loan that Primary Servicer is permitted to process under this Primary Servicing Agreement.

Copy of written notice to Primary Servicer from Mortgagor requesting defeasance of the applicable Mortgage Loan.

An Executed Certificate substantially in the form attached hereto at Exhibit A.

(i) A description of the proposed defeasance collateral, (ii) written confirmation from an independent accountant stating that payments made on such defeasance collateral are sufficient to pay the subject Mortgage Loan, and (iii) a copy of the form of opinion of counsel from the related Mortgagor or other counsel that the related Trust has the benefit of a first lien, perfected security interest in the defeasance collateral.

Such other items as are reasonably required by Capmark Master Servicer consistent with the Servicing Standard as long as such requirements may be required of the related Mortgagor under the related Mortgage Loan Documents without additional expense to Primary Servicer or Master Servicer.

                             EXHIBIT A TO APPENDIX 1

                     PRIMARY SERVICER DEFEASANCE CERTIFICATE

                              [INSERT DATE], 20[__]

RE: Defeasance of the "[INSERT NAME OF MORTGAGE LOAN FROM SCHEDULE I]" (Prospectus ID Number: [INSERT ID NUMBER]) mortgage loan (the "Mortgage Loan") to [INSERT NAME OF MORTGAGOR] (the "Mortgagor") serviced by Principal Global Investors, LLC, as primary servicer (the "Primary Servicer") pursuant to that Primary Servicing Agreement (the "Primary Servicing Agreement") dated as of May 1, 2007, between Primary Servicer and Capmark Finance, Inc., as Capmark Master Servicer (the "Master Servicer") relating to the Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2007- IQ14.

The undersigned hereby certifies to the Capmark Master Servicer on behalf of the Primary Servicer as of the date hereof as follows:

1. The Mortgagor has the right to defease the Mortgage Loan pursuant to the Mortgage Loan Documents (the "Mortgage Loan Documents") related to the Mortgage Loan.

2. The Mortgagor will have satisfied all of the requirements for the defeasance of the Mortgage Loan under the Mortgage Loan Documents by the closing date of the defeasance.

3. (i) The Primary Servicer has retained outside legal counsel with experience reviewing and documenting the defeasance of commercial mortgage loans to review the Loan Document defeasance provisions and to document the defeasance of the Mortgage Loan in accordance therewith and (ii) the Primary Servicer has provided or will provide such legal counsel with the Mortgage Loan Documents needed for such purposes.

PRINCIPAL GLOBAL INVESTORS, LLC

By:
     -------------------------------------
     Name:
     Title:

                                   APPENDIX 2
            Assignment and Assumption Submission to Special Servicer

PRESENT MORTGAGOR:
PROPOSED MORTGAGOR:
PRIMARY SERVICER #:
SPECIAL SERVICER #:
COLLATERAL TYPE:                          (Retail, Industrial, Apartments,
                                           Office, etc.)
ADDRESS:                                  Property Address
                                          City, State, zip code
ASSET STATUS:                             As of (date)
       Principal Balance:                 $
       Unpaid Accrued Interest:           $
       Unpaid Late Fees/other fees:       $
       Tax Escrow Balance:                $
       (i) Insurance Escrow Balance:      $
       Reserve Escrow Balance:            $
       Monthly (P&I) Payment:             $
       Interest Rate:                     %
       Date Principal Paid To:
       Date Interest Paid To:
       Maturity Date:
       Origination Date:

Executive Summary:

1.    Summarize the transaction

      a. note any significant modification of terms of the Mortgage Loan Documents permitting assumption that could result in Adverse REMIC Event

2.    Discuss proposed Mortgagor entity and ownership structure

      a. include any changes in level of SAE or SPE compliance from existing Mortgagor as noted on Asset Summary attached)

3.    How will title be held

4.    Source of cash for down payment

5.    Briefly describe collateral

      a.    Size, occupancy, primary tenants, location

      b.    Prior year NOI and DSCR and Pro-forma NOI DSCR

6.    Complete the chart below:

The sale terms and property characteristics are summarized as follows:

                 ------------------------------------------------------------------------------------ ---------------
                 Purchase price                                                                       $
                 ------------------------------------------------------------------------------------ ---------------
                 Buyer down payment                                                                   $          (%)
                 ------------------------------------------------------------------------------------ ---------------
                 Estimated closing date
                 ------------------------------------------------------------------------------------ ---------------
                 1% loan fee split:  Principal                                                        40% - $
                 ------------------------------------------------------------------------------------ ---------------
                       WFB, Master Serv.                                                              10% - $
                 ------------------------------------------------------------------------------------ ---------------
                       ARCap, Special Serv.                                                           50% - $
                 ------------------------------------------------------------------------------------ ---------------
                 Most recent appraised value according to appraisal in Primary Servicer's possession  $
                 ------------------------------------------------------------------------------------ ---------------
                 Loan-to-value as if initial underwriting                                             %
                 ------------------------------------------------------------------------------------ ---------------
                 Occupancy as of                                                                      %
                 ------------------------------------------------------------------------------------ ---------------
                 12/31/__ NOI                                                                         $
                 ------------------------------------------------------------------------------------ ---------------
                 Debt service coverage as of                                                          x
                 ------------------------------------------------------------------------------------ ---------------


Financial Condition of Proposed Mortgagor/Guarantor:

1. Explain background and experience of the proposed Mortgagor/principals; describe any deficiencies in Mortgagor's ability to meet creditworthiness and experience requirements of Mortgage Loan Documents and compare creditworthiness and experience of proposed Mortgagor to that of transferring Mortgagor to the extent information about transferring Mortgagor is available.

2. State date of the financial statement, who prepared, if CPA, state the opinion rendered, how assets are valued

3.    Highlight Balance sheet and Income statement

      a. Describe significant assets (e.g. obtain from proposed Mortgagor and Guarantor (as applicable) information about how it values its assets)

      b.    Related debt

4.    For public companies that have historical financial information:

      a. Spread Balance Sheet for minimum of two (2) years (request three (3) years, if available)

      b. Spread and commonsize Income statement for minimum of two (2) years (request three (3) years, if available);

5. Explain results of credit checks, legal searches and banking credit references (two required)

6. If Rating Agency Confirmation is permitted under applicable Mortgage Loan Documents, note if such Confirmation will be sought

7. Describe whether assigning Mortgagor and/or Guarantors will be released from its obligations under the Mortgage Loan Documents [from and after the date of the transfer]. If so, describe extent of release and rationale for it.

Project Status & Description: (See attached Asset Summary, most recent Inspection Report and most recent rent roll)

1. Describe any current, material issues regarding the operating status of the property: (e.g. issues surrounding current occupancy, anchor tenants, tenant rollover)

Property Financial Summary: (See attached Income and Expense Statements for Mortgaged Property and year-to-date operating statements)

New Environmental and Engineering Developments (if any) and Status of Issues identified in Original Reports or Mortgage Loan Documents as needing
Remediation: (See attached Asset Summary)

1. Describe any material issues requiring remediation contained in original reports

2.    Describe current status of issue and remediation

Escrow Status:

1.    Explain status of all reserves

Property Management Summary:

1.    Who is proposed property management firm

2.    Background and Experience

Collateral Valuation:

1.    Discuss the original appraisal

      A.    Who prepared
      B. Attach Executive Summary and discussion of approach to value given most weight from most recent appraisal in Primary Servicer's possession

2.    Comparison of the following (original to actual property):

      A.    Vacancy
      B.    Rents
      C.    Taxes
      D.    Other Key Expenses

            Current Market Conditions:

            Briefly state material current real estate market dynamics and economic influences that may affect the operational performance of the property.

Recommendation:

1.    State recommendation for approval.

2. Highlight strengths and weaknesses. How are weaknesses mitigated? (bullet points are fine)

Request for Special Servicer Consent:

Primary Servicer hereby recommends and requests consent of Special Servicer to the foregoing Assignment and Assumption.

< >


By:  _____________________________________

Title:____________________________________

Date:_____________________________________

Consent to Assignment & Assumption is given:
CENTERLINE SERVICING, INC., acting solely in its capacity as Special Servicer

By:  _____________________________________

Title:____________________________________

Date:_____________________________________

                  Schedule of Exhibits to Assumption Submission

1. Financial statements of purchasing entity and any guarantors (audited, if available)
2.    Financial statement of selling entity only if available
3.    Bank and /or credit references for transferee
4.    Credit report for principal(s) of the proposed borrowing entity.
5. Most recent Income & Expense Statement for Mortgaged Property and operating statement review
6. Income & Expense Statement for Mortgaged Property for previous two (2) years to the extent available
7.    Most recent Property Inspection report
8.    Original Asset Summary for Mortgaged Property
9.    Purchase and Sale Agreement
10. If available from Mortgagor, diagram of proposed ownership structure, including percentages of ownership
11.   Proposed property management agreement
12.   Description and source of equity being used for the purchase, if available
13.   Most recent Rent Roll
14.   Copy of Promissory Note, Mortgage and any Loan Agreement
15.   Other items as required by the description set forth above

                                   APPENDIX 3

               Additional Lien, Monetary Encumbrance or Mezzanine
                    Financing Submission to Special Servicer



Mortgagor:
Capmark Master Servicer Loan #:
Primary Servicer Loan #:
Collateral Type:                          (Retail, Industrial, Apartments,
                                           Office, etc.)
Address of Property:

Asset status:                             As of (date)
       Principal Balance:                 $
       Unpaid Accrued Interest:           $
       Unpaid Late Fees/other fees:       $
       Tax Escrow Balance:                $
       Insurance Escrow Balance:          $
       Monthly P&I Payment:               $
       Interest Rate:                     %
       Date Principal Paid To:
       Date Interest Paid To:
       Origination Date:
       Maturity Date:

Executive Summary:

1.    Summarize the transaction

      a. note deviations from requirements for subordinate/mezzanine financing contained in Mortgage Loan Documents

      b. if Rating Agency Confirmation is permitted under applicable Mortgage Loan Documents, note if such Confirmation will be sought

2.    State amount and purpose of Lien/Financing

3.    Interest Rate

4.    Amount of Monthly/Periodic Payment (identify if P&I or Interest only)

5.    Identify Subordinate/Mezzanine Lender

      a. provide any information furnished by Mortgagor regarding proposed lender

6.    Collateral pledged or mortgaged as security:

7.    Briefly describe collateral

      a.    Size, occupancy, primary tenants, location

      b. NOI and DSCR for prior year and, if available, prior two years and Pro-forma NOI DSCR

8.    Complete the chart below:

The transaction terms and property characteristics are summarized as follows:

                --------------------------------------------------------------------------------------------
                 Estimated closing date for financing:
                --------------------------------------------------------------------------------------------
                 Administrative fee to Primary Servicer                                                $
                --------------------------------------------------------------------------------------------
                 Additional Fees, if any                                                               $
                 (50%:  Special Servicer; 10%:  Master Servicer; 40%:  Primary Servicer
                --------------------------------------------------------------------------------------------
                 Most recent appraised value according to appraisal in Primary Servicer's              $
                 possession
                --------------------------------------------------------------------------------------------
                 Loan-to-value as of initial underwriting                                              %
                --------------------------------------------------------------------------------------------
                 Occupancy as of                                                                       %
                --------------------------------------------------------------------------------------------
                 12/31/___ NOI                                                                         $
                --------------------------------------------------------------------------------------------
                 Debt service coverage as of                                                           x
                --------------------------------------------------------------------------------------------

Project Status & Description: (See attached Asset Summary, most recent Inspection Report and most recent rent roll)

1. Describe any current, material issues regarding the operating status of the property: (e.g. issues surrounding current occupancy, anchor tenants, tenant rollover)

Property Financial Summary: (See attached most recent Income and Expense Statement for Mortgaged Property and operating statement review)

Escrow Status:

1.    Explain status of all Reserves

Collateral Valuation:

1.    Discuss the original appraisal

      A.    Who prepared
      B. Attach Executive Summary and discussion of approach to value given most weight from most recent appraisal in Primary Servicer's possession

2.    Comparison of the following (original to actual property):

      A.    Vacancy
      B.    Rents
      C.    Taxes
      D.    Other Key Expenses

            Current Market Conditions:

            Briefly state material current real estate market dynamics and economic influences that may affect the operational performance of the property.

Recommendation:

1.    State recommendation for approval.

2. Highlight strengths and weaknesses. How are weaknesses mitigated? (bullet points are fine)

Request for Special Servicer Consent:

Primary Servicer hereby recommends and requests consent of Special Servicer to the foregoing [Subordinate/Mezzanine] Financing.

<>

By:  _____________________________________

Title:____________________________________

Date:_____________________________________

Consent to Additional Lien, Monetary Encumbrance or Mezzanine Financing as described above is given:

CENTERLINE SERVICING, INC., acting solely in its capacity as Special Servicer

By:  _____________________________________

Title:____________________________________

Date:_____________________________________

          Schedule of Exhibits to Additional Lien, Monetary Encumbrance
                       or Mezzanine Financing Submission

1. Most recent Income & Expense Statement for property and operating statement review
2.    Original Asset Summary for Mortgaged Property

3. [For Mezzanine financing: If available from Mortgagor, diagram of proposed ownership structure, including percentages of ownership]
4. [For subordinate mortgage: Copy of Subordination/Intercreditor Agreement in substantially the form to be executed with subordinate lender]
5.    Copy of Note, Mortgage and any Loan Agreement
6. Copy of subordinate Mortgage Loan Documents in substantially the form to be executed
7.    Most recent Rent Roll.
8.    Other items as required by the description set forth above

                                   APPENDIX 4

                        Lease Summary Submission Package

                                                        Loan # _________________



--------------------------------------------------------------------------------
Borrower Name:

_________________________________________________________________

Property Name:

_________________________________________________________________

Total Property NRSF (Per Rent Roll):

_________________________________________________________________

Lease Sq. Footage________% of Total NRSF

Is Lease A Major Lease Per Loan Docs (Y/N)

_________________________________________________________________


--------------------------------------------------------------------------------
                                LEASE INFORMATION
--------------------------------------------------------------------------------
1.    Parties to Lease

      a.    Landlord:____________________________________________

      b.    Rent Commencement Date:

            _____________________________________________________

      c.    Tenant:______________________________________________

      d.    Parent Company (if applicable):______________________

      e.    Subtenant and/or Assignee (if
            applicable):_________________________________________

      f.    If Yes, Is Original Tenant Liable?
            (Y/N)________________________________________________

      g.    Guarantor(s):________________________________________

      h.    Tenant financial statements
            attached:____________________________________________

      i.    If not, why:_________________________________________

--------------------------------------------------------------------------------

2.    Basic Lease Terms

      a.    Lease Commencement Date:

            _____________________________________________________

      b.    Rent Commencement Date:

            _____________________________________________________

      c.    Lease Expiration:

            _____________________________________________________

      d.    Unexercised Extension Options (Y/N):

            _____________________________________________________
            -If Yes, # of Options/Term (i.e.  1-3 yrs):

            _____________________________________________________
                          -Terms:

      e.    Lease Type (Credit/Form):

            _____________________________________________________

      f.    Use of Premises:

            _____________________________________________________

--------------------------------------------------------------------------------

3.    Lease Economic Terms

      a.    Current Base Annual Rent $

            _____________________________________________________

      b.    Scheduled Increases Date/New Annual:

            _____________________________________________________

      c.    Increases/Option Periods (Date/New Annual Rent/PSF):

            _____________________________________________________

      d.    Percentage Rent Clause? Breakpoint:

            _____________________________________________________

      e.    TI Amortization Component:

            _____________________________________________________

      f.    Rent Concessions (enter month):

            _____________________________________________________

--------------------------------------------------------------------------------

4. Expense Reimbursement Recoverable From the Lease (Only note those that apply):

      a.    Taxes________________________________________________



      b.    Insurance____________________________________________



      c.    Management Fees______________________________________



      d.    Utilities____________________________________________



      e.    Non-Structural
            Maintenance/Repair___________________________________


      f.    Contract Services

            _____________________________________________________



      g.    Administrative (% of CAM)

            _____________________________________________________


      h.    Professional Fees____________________________________



      i.    CAM__________________________________________________

--------------------------------------------------------------------------------

5.    Options

      a.    Purchase Option (Note Date/Terms):

            _____________________________________________________


      b.    Right of First Refusal (Note Date/Terms/Reference
            DOT):________________________________________________

--------------------------------------------------------------------------------

6.    Other Information (Only note those that apply):

      a.    Expense Stop
            Formula______________________________________________

      b.    Base
            Year_________________________________________________

      c.    Security/Other
            Deposits_____________________________________________

      d.    Tenant Improvement
            Allowance____________________________________________

            -Above Standard



TI's?____________________________________________________________

_________________________________________________________________

--------------------------------------------------------------------------------

7.    Compliance

      a.    Lease meets all requirements of the Mortgage Loan Documents. (Y/N)

      If no,
      specify____________________________________________________

      b. Landlord has complied with all leasing requirements in the Mortgage Loan Documents.

(Y/N)

      If no,
      specify____________________________________________________

--------------------------------------------------------------------------------

8.    Recommendation

Request for Capmark Master Servicer Consent:

Primary Servicer hereby recommends and requests consent of Capmark Master Servicer to the foregoing Lease Approval.

By:_______________________________________
Title:____________________________________
Date:_____________________________________

Consent to Lease Approval is given:

Capmark Finance, Inc., acting solely in its capacity as Capmark Master Servicer

By:_______________________________________
Title:____________________________________
Date:_____________________________________

Exhibits to Lease Summary Submission Package

1.    Borrower's written request
2.    Lease with amendments, if any
3.    Current Rent Roll
4.    Current Operating Statement
5.    Tenant Financial Statement
6.    Applicable provision of Mortgage Loan Documents